                               [C-BASS(SM) LOGO]

--------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.

RMBS NEW ISSUE TERM SHEET

$678,959,000 OFFERED CERTIFICATES (APPROXIMATE)

C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

OFFERED CERTIFICATES:          A-II-1, A-II-2, A-II-3, A-II-4, M-1, M-2,
                               M-3, M-4, M-5, M-6 & M-7

ASSET BACKED FUNDING CORPORATION
Depositor

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
Seller

LITTON LOAN SERVICING LP
Servicer

JULY 24, 2006

                       [Banc of American Securities LOGO]


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   DISCLAIMER
--------------------------------------------------------------------------------

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


                             IRS CIRCULAR 230 NOTICE

           THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

         C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

-------------------------------------------------------------------------------------------------------------------------
                                                                CERTIFICATES(1)
-------------------------------------------------------------------------------------------------------------------------

----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
                                      Group   Interest                                                 Expected Final
                                                                                       Expected          Scheduled
                      Expected                            Class /      Expected    Principal Window     Distribution
                    Approximate                          Principal    WAL (yrs)         (mos)             Date(5)
     Class            Size(2)                    Type      Type       (CALL/MAT)      (CALL/MAT)         (CALL/MAT)
----------------- ----------------- --------- --------- ------------ ---------------------------------------------------
 A-I(3)(4)(7)           50,000,000      I      Float       Sr/PT                      Not Offered Hereby
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
A-II-1(3)(4)(6)        312,081,000      II     Float      Sr/Seq     1.00/1.00         1-22/1-22        May-08/May-08
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
A-II-2(3)(4)(6)         70,935,000      II     Float      Sr/Seq     2.00/2.00        22-27/22-27       Oct-08/Oct-08
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
A-II-3(3)(4)(6)        139,066,000      II     Float      Sr/Seq     3.50/3.50        27-75/27-75       Oct-12/Oct-12
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
A-II-4(3)(4)(6)         42,231,000      II     Float      Sr/Seq     6.40/8.84        75-77/75-175      Dec-12/Feb-21
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-1(3)(4)             25,825,000    I & II   Float        Mez      4.75/5.26        46-77/46-153      Dec-12/Apr-19
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-2(3)(4)             30,911,000    I & II   Float        Mez      4.62/5.11        43-77/43-147      Dec-12/Oct-18
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-3(3)(4)             12,130,000    I & II   Float        Mez      4.54/5.02        42-77/42-138      Dec-12/Jan-18
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-4(3)(4)             12,912,000    I & II   Float        Mez      4.51/4.97        41-77/41-134      Dec-12/Sep-17
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-5(3)(4)             12,130,000    I & II   Float        Mez      4.48/4.92        40-77/40-129      Dec-12/Apr-17
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-6(3)(4)             10,565,000    I & II   Float        Mez      4.46/4.88        39-77/39-124      Dec-12/Nov-16
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
  M-7(3)(4)             10,173,000    I & II   Float        Mez      4.44/4.82        39-77/39-118      Dec-12/May-16
----------------- ----------------- --------- --------- ------------ ------------- ----------------- -------------------
 B-1(3)(4)(7)            6,652,000    I & II   Float        Sub                      Not Offered Hereby
----------------- ----------------- --------- --------- ------------ ---------------------------------------------------
 B-2(3)(4)(7)           10,565,000    I & II   Float        Sub                      Not Offered Hereby
----------------- ----------------- --------- --------- ------------ ---------------------------------------------------
 B-3(3)(4)(7)           14,086,000    I & II   Fixed        Sub                      Not Offered Hereby
----------------- ----------------- --------- --------- ------------ ---------------------------------------------------
 B-4(3)(4)(7)            6,261,000    I & II   Fixed        Sub                      Not Offered Hereby
----------------- ----------------- --------- --------- ------------ ---------------------------------------------------


------------------------------------------------------

------------------------------------------------------

----------------- ------------------------------------

                           Expected Ratings

                  -------- -------- -------- ---------
     Class         Moody's   S&P     Fitch   DBRS(8)
----------------- -------- -------- -------- ---------
 A-I(3)(4)(7)       Aaa      AAA      AAA      AAA
----------------- -------- -------- -------- ---------
A-II-1(3)(4)(6)     Aaa      AAA      AAA      AAA
----------------- -------- -------- -------- ---------
A-II-2(3)(4)(6)     Aaa      AAA      AAA      AAA
----------------- -------- -------- -------- ---------
A-II-3(3)(4)(6)     Aaa      AAA      AAA      AAA
----------------- -------- -------- -------- ---------
A-II-4(3)(4)(6)     Aaa      AAA      AAA      AAA
----------------- -------- -------- -------- ---------
  M-1(3)(4)         Aa1      AA+      AA+     AA(h)
----------------- -------- -------- -------- ---------
  M-2(3)(4)         Aa2      AA       AA        AA
----------------- -------- -------- -------- ---------
  M-3(3)(4)         Aa3      AA-      AA-     AA(l)
----------------- -------- -------- -------- ---------
  M-4(3)(4)         A1       A+       A+       A(h)
----------------- -------- -------- -------- ---------
  M-5(3)(4)         A2        A        A        A
----------------- -------- -------- -------- ---------
  M-6(3)(4)         A3       A-       A-       A(l)
----------------- -------- -------- -------- ---------
  M-7(3)(4)        Baa1     BBB+     BBB+     BBB(h)
----------------- -------- -------- -------- ---------
 B-1(3)(4)(7)      Baa2      BBB      BBB      BBB
----------------- -------- -------- -------- ---------
 B-2(3)(4)(7)      Baa3     BBB-     BBB-     BBB(l)
----------------- -------- -------- -------- ---------
 B-3(3)(4)(7)       Ba1      BB+      UR      BB(h)
----------------- -------- -------- -------- ---------
 B-4(3)(4)(7)       Ba2      BB       UR        BB
----------------- -------- -------- -------- ---------

(1) The Offered Certificates will be priced to the Optional Termination Date. The Senior, Class M and Class B Certificates (other than the Class B-3 and Class B-4 Certificates) will settle flat. The Class B-3 and Class B-4 Certificates will settle with accrued interest, beginning on July 1, 2006.

(2)   The Approximate Size is subject to a permitted variance of plus or minus
      5%.

(3) The coupons on the Class B-3 and Class B-4 Certificates will increase by 0.50% on the first Distribution Date after the Optional Termination Date. The certificate margins on the Senior Certificates will equal 2 times their original applicable margins on the first Distribution Date after the Optional Termination Date. The certificate margin on each class of the Class M and Class B Certificates (other than the Class B-3 and Class B-4 Certificates) will equal 1.5 times its original certificate margin on the first Distribution Date after the Optional Termination Date.

(4)   The Certificates will be subject to a Rate Cap as described herein.

(5) The Expected Final Scheduled Distribution Date is calculated based on the Pricing Speed.

(6) The Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates will be sized based on investor demand and may be either combined or further divided.

(7) The Class A-I Certificates will be offered pursuant to the prospectus, but will be excluded from this term sheet. The Subordinate Certificates will be privately placed and will not be offered pursuant to the prospectus. Information presented herein for the Subordinate Certificates is solely to assist purchasers of the Offered Certificates.

(8) The symbols (h) and (l) represent DBRS's high and low subcategories, respectively.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                            PRICING SPEED
------------------------------------------------------------------------------------------------------------------------------------
FIXED RATE MORTGAGE LOANS:       The Pricing Speed for the fixed rate Mortgage Loans is 23% HEP (assumes that prepayments start at
                                 2.3% CPR in month 1, increase to 23% CPR by month 10, and remain constant at 23% CPR thereafter).

ADJUSTABLE                       The Pricing Speed for the adjustable rate Mortgage Loans is 100% PPC (assumes that prepayments
RATE MORTGAGE LOANS:             start at 2% CPR in month 1, an additional CPR of 1/11th of 28% for each month thereafter, building to 30% CPR in month 12 and remaining constant at 30% CPR until month 22, increasing to and remaining constant at 50% CPR from month 23 until month 27 and decreasing and remaining constant at 35% CPR from month 28 and thereafter).
-------------------------------- ---------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                               SUMMARY OF IMPORTANT DATES
------------------------------------- ------------------------------------------- ------------------------------------ ---------
DEAL INFORMATION                                                                  COLLATERAL INFORMATION
Expected Pricing                      Week of July 24th, 2006                     Cut-off Date                         07/01/2006
Expected Closing                      07/31/2006
First Distribution                    08/25/2006
Expected Stepdown                     08/25/2009

BOND INFORMATION

       Class                          Initial Accrual                                            Final Scheduled             REMIC
                        Dated Date         Days*        Interest Accrual        Delay           Distribution Date           Maturity
                                                             Method              Days             (Call/Mat) **             Date ***

       A-I                                                      Not Offered Hereby
      A-II-1            07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
      A-II-2            07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
      A-II-3            07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
      A-II-4            07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-1              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-2              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-3              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-4              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-5              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-6              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       M-7              07/31/2006           0               Act/360               0               7/25/2036              7/25/2051
       B-1                                                                Not Offered Hereby
       B-2                                                                Not Offered Hereby
       B-3                                                                Not Offered Hereby
       B-4                                                                Not Offered Hereby
------------------- ----------------------------------------------------------------------------------------------------------------

* See footnote (1) on page 3.
** The Final Scheduled Distribution Date is calculated as the month after the maturity of the latest maturing 30-year Mortgage Loan in the Mortgage Pool. *** The REMIC Maturity Date is the Distribution Date following the scheduled maturity date for the Mortgage Loan with the latest possible maturity date.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

                                                               CONTACTS
------------------------------------------------------------------------------------------------------------------------------------
BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE
--------------------------
Rob Karr                                                (212) 847-5095             robert.h.karr@bankofamerica.com
Charlene Balfour                                        (212) 847-5095             charlene.c.balfour@bankofamerica.com
Sid Bothra                                              (212) 847-5095             siddhartha.bothra@bankofamerica.com


GLOBAL STRUCTURED FINANCE                                                          Fax:  (704) 388-9668
-------------------------
Chris Schiavone                                         (212) 933-2794             chris.schiavone@bankofamerica.com
Juanita Deane-Warner                                    (212) 583-8405             juanita.l.deane-warner@bankofamerica.com
Niki Hogue                                              (704) 387-1853             nikole.hogue@bankofamerica.com
Jorge Panduro                                           (704) 386-0902             jorge.a.panduro@bankofamerica.com
Jay Wang                                                (704) 387-1855             jay.wang@bankofamerica.com
Brandon Crooks                                          (704) 388-1720             brandon.crooks@bankofamerica.com


RATING AGENCIES
Odile Grisard Boucher- Moody's                          (212) 553-1382             odile.grisardboucher@moodys.com
Rachel Brach - Fitch                                    (212) 908-0224             rachel.brach@fitchratings.com
George Kimmel - S&P                                     (212) 438-1575             george_kimmel@standardandpoors.com
Mark Zelmanovich - DBRS                                 (212) 806-3260             mzelmanovich@dbrs.com

---------------------------------------------------------------------------------- -------------------------------------------------


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
TITLE OF SECURITIES:                   C-BASS Mortgage Loan Asset-Backed Certificates, Series 2006-CB6.

SENIOR CERTIFICATES:                   The Class A-I, Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates.

CLASS M CERTIFICATES:                  The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6 and Class M-7
                                       Certificates.

SUBORDINATE CERTIFICATES:              The Class B-1, Class B-2, Class B-3 and Class B-4 Certificates. The Subordinate Certificates
                                       will be privately placed and will not be offered pursuant to the prospectus.

OFFERED CERTIFICATES:                  The Senior Certificates (other than the Class A-I Certificates) and the Class M Certificates.

CERTIFICATES:                          The Senior Certificates, the Class M Certificates, the Subordinate Certificates, the
                                       Class CE, Class P and Class R Certificates.

GROUP I SENIOR CERTIFICATES:           The Class A-I Certificates.

GROUP II SENIOR CERTIFICATES:          The Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4 Certificates.

LEAD MANAGER:                          Banc of America Securities LLC.

CO-MANAGER:                            Goldman, Sachs & Co., Greenwich Capital Markets, Inc. and SG Americas Securities, LLC.

DEPOSITOR:                             Asset Backed Funding Corporation.

SERVICER:                              Litton Loan Servicing LP, a subsidiary of the Seller.

SELLER:                                Credit-Based Asset Servicing and Securitization LLC ("C-BASS").

SPONSOR:                               C-BASS

TRUSTEE:                               U.S. Bank National Association.

SUPPLEMENTAL INTEREST TRUST TRUSTEE:   U.S. Bank National Association.

CUSTODIAN:                             The Bank of New York.

SIGNIFICANT ORIGINATORS (+10%):        New Century (26.03%), Ameriquest (19.84%), Own It (15.84%) and Wilmington Finance Inc.
                                       (15.80%). No other originator has originated more than 10% of the Mortgage Loans.

SWAP PROVIDER                          [TBD]. The Swap Provider will be rated at least "A2" by Moody's and "A" by S&P.

CAP PROVIDER                           [TBD]. The Cap Provider will be rated at least "A2" by Moody's and "A" by S&P.

RATING AGENCIES:                       Moody's Investors Service ("Moody's"), Standard & Poor's ("S&P"), Fitch Ratings ("Fitch"),
                                       Dominion Bond Rating Service, Inc ("DBRS")

CUT-OFF DATE:                          The close of business on July 1, 2006.

CLOSING DATE:                          On or about July 31, 2006.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTION DATES:                    Distribution of principal and interest on the Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in August 2006.

PAYMENT DELAY:                         With respect to the Senior, Class M and Class B Certificates (other than the Class B-3 and
                                       Class B-4 Certificates), 0 days. With respect to the Class B-3 and Class B-4 Certificates, 24 days.

DAY COUNT:                             With respect to the Senior, Class M and Class B Certificates (other than the Class B-3 and
                                       Class B-4 Certificates), Actual/360. With respect to the Class B-3 and Class B-4
                                       Certificates, 30/360.

COLLECTION PERIOD:                     The period from the second day of a calendar month through the first day of the next calendar month.

PREPAYMENT PERIOD:                     The period from the 16th day of a calendar month through the 15th day of the next calendar month (or, in the case of the first Prepayment Period, the period from the Cut-off Date through the 15th of the next calendar month)..

SERVICING FEE:                         0.50% per annum.

TRUSTEE FEE:                           0.0035% per annum.

OPTIONAL TERMINATION DATE:             Any Distribution Date on which the aggregate principal balance of the Mortgage Loans is 10%
                                       or less than the aggregate Cut-off Date principal balance of the Mortgage Loans.

DENOMINATION:                          $100,000 minimum and increments $1 in excess thereof for the Senior Certificates, the
                                       Mezzanine Certificates and the Subordinate Certificates.

ERISA ELIGIBILITY:                     The Senior Certificates, exclusive of the right to receive payments from the Supplemental
                                       Interest Trust in respect of the Interest Rate Swap Agreement, are expected to be eligible for purchase by or on behalf of an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of
                                       1974, as amended ("ERISA"), Section 4975 of the Internal Revenue Code of 1986, as amended
                                       (the "Code") or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan") subject to certain conditions.

                                       The Class M Certificates cannot be acquired directly by a Plan or indirectly on behalf of a
                                       Plan unless such potential investor is an insurance company, the insurance company is purchasing the Class M Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption
                                       95-60 ("PTCE 95-60") and the purchase and holding of such certificates is covered by Section
                                       III of PTCE 95-60.

                                       Prior to the termination of the Supplemental Interest Trust, a Plan must also meet the requirements of an investor-based class exemption to be eligible to purchase the Offered
                                       Certificates.

                                       Investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the Offered
                                       Certificates.

SMMEA ELIGIBILITY:                     The Offered Certificates will NOT be SMMEA eligible.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
TAX STATUS:                            For federal income tax purposes, certain segregated portions of the Trust (exclusive of the
                                       Interest Rate Cap Agreement, the Interest Rate Swap Agreement, the Swap Account and the
                                       Supplemental Interest Trust) will be treated as one or more "real estate mortgage investment conduits" (each, a "REMIC"). Each of the Offered Certificates represent an interest in two assets for federal income tax purposes: (i) a "regular interest" in a REMIC, which will be treated as newly-originated debt instruments for most federal income tax purposes and (ii)
                                       the right to payment of Rate Cap Carryover Amounts, which is expected to represent an interest in a notional principal contract for federal income tax purposes.

MONTHLY SERVICER ADVANCES:             The Servicer is required to advance at least one business day prior to each Distribution Date scheduled principal and interest payments (net of the Servicing Fee) that were due during the related Collection Period that are not received by the related determination date until it deems such advances to be non-recoverable. The Servicer will make only limited advances with respect to the unpaid principal balance remaining at maturity of a balloon loan, will not make any advances of principal on REO properties and is not required to make any advances of principal on second lien mortgage loans. The Servicer is not obligated to make such advance with respect to a reduction in the monthly payment due to bankruptcy proceedings or the application of the Servicemembers Civil Relief Act (the "Relief Act") or any similar state laws.

MORTGAGE LOANS:                        The Mortgage Loans consist of 4,173 conforming and non-conforming, fixed rate and adjustable rate, conventional and FHA-insured closed-end Mortgage Loans with an aggregate principal balance of approximately $782,564,698 secured by 1st and 2nd lien, level pay, dual amortization step pay, interest only, and balloon mortgages on primarily 1-4 family properties and will be serviced by Litton Loan Servicing LP.

                                       For the purpose of calculating interest and principal on the Senior Certificates, the
                                       Mortgage Loans have been divided into two loan groups:

                                       o    Group I Mortgage Loans will consist of approximately 388 Mortgage Loans with an aggregate principal balance of $63,694,330.

                                       o    Group II Mortgage Loans will consist of approximately 3,785 Mortgage Loans with an aggregate principal balance of $718,870,368.

                                       The statistical information presented herein concerning the mortgage loans is based on the pool of mortgage loans as of the cut off date, which is July 1, 2006. The information regarding the mortgage loans is based on the principal balance of the mortgage loans as of the cut off date assuming the timely receipt of principal scheduled to be paid on the mortgage loans on or prior to the cut off date. It is possible that principal prepayments in part or in full may occur between the cut-off date and the closing date. Moreover, certain mortgage loans included in the mortgage loan pool as of the cut off date may not be included in the final mortgage loan pool due to prepayments in full, or as a result of not meeting the eligibility requirements for the final mortgage loan pool, and certain other mortgage loans may be included in the final mortgage loan pool. As a result of the foregoing, the statistical distribution of characteristics as of the cut off date and as of the closing date for the final mortgage loan pool may vary somewhat from the statistical distribution of such characteristics as of the cut off date as presented herein, although such variance should not be material. In addition, the final mortgage loan pool may vary plus or minus 5.0% from the cut off pool of mortgage loans described in this free writing prospectus. Please see the collateral tables herein for additional information.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
REALIZED LOSSES:                       Losses resulting from the liquidation of defaulted mortgage loans will first be applied to excess interest, if any, amounts in the Supplemental Interest Trust, if any, and will then reduce the level of the Overcollateralization Amount. If there is no excess interest, no amounts in the Supplemental Interest Trust and no Overcollateralization Amount, such losses will be allocated to the Class M Certificates and the Subordinate Certificates in reverse order of seniority as follows: to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-7,
                                       Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates in that order. Realized Losses will not be allocated to the Senior Certificates.

SPECIAL HAZARD LOSSES:                 Special Hazard Losses are generally Realized Losses that result from direct physical damage to mortgaged properties caused by natural disasters and other hazards (i) which are not covered by hazard insurance policies (such as earthquakes) and (ii) for which claims have been submitted and rejected by the related hazard insurer and any shortfall in insurance proceeds for partial damage due to the application of the co-insurance clauses contained in hazard insurance policies. Special Hazard Losses will be allocated as described above, except that if the aggregate amount of such losses, as of any date of determination, exceeds the greatest of (i) 1.00% of the principal balance of the Mortgage Loans as of the Cut-off Date,
                                       (ii) two times the amount of the principal balance of the largest Mortgage Loan or (iii) an amount equal to the aggregate principal balances of the Mortgage Loans in the largest zip-code concentration in the State of California, such excess losses will be allocated among all the outstanding classes (other than the Senior Certificates), pro rata, based on their respective certificate principal balances.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE SWAP AGREEMENT           On the Closing Date, the Supplemental Interest Trust Trustee on behalf of the supplemental interest trust (the "Supplemental Interest Trust") will enter into an Interest Rate Swap
                                       Agreement with a notional amount equal to, on each Distribution Date, the "Swap Notional
                                       Amount." Under the Interest Rate Swap Agreement, the Supplemental Interest Trust will be obligated to pay a monthly rate on the Swap Notional Amount (calculated on a 30/360 basis) as set forth in the Interest Rate Swap Agreement to the Swap Provider and the Supplemental
                                       Interest Trust will be entitled to receive an amount equal to the then-current rate of one-month LIBOR on the Swap Notional Amount (calculated on an actual/360 basis) as set forth in the Interest Rate Swap Agreement from the Swap Provider, until the Interest Rate Swap
                                       Agreement is terminated. Only the net amount of the two obligations will be paid by the appropriate party ("Net Swap Payment"). See the attached schedule for the Swap Notional
                                       Amount for each Distribution Date.

                                       Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing Agreement and amounts on deposit in the Swap Account will be distributed as described below under
                                       "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the
                                       Pooling and Servicing Agreement. The Swap Account will be part of the Supplemental Interest
                                       Trust but not an asset of any REMIC.

                                       Upon early termination of the Interest Rate Swap Agreement, the Supplemental Interest Trust
                                       or the Swap Provider may be liable to make a termination payment (the "Swap Termination
                                       Payment") to the other party (regardless of which party caused the termination). The Swap
                                       Termination Payment will be computed in accordance with the procedures set forth in the
                                       Interest Rate Swap Agreement. In the event that the Supplemental Interest Trust is required to make a Swap Termination Payment, that payment will be paid on the related Distribution
                                       Date, and on any subsequent Distribution Dates until paid in full generally, prior to distributions to certificateholders.

                                       In the event that the Supplemental Interest Trust receives a Swap Termination Payment, and a successor Swap Provider cannot be obtained, then such Swap Termination Payment will be deposited into a reserve account and the Supplemental Interest Trust Trustee, on each subsequent Distribution Date, will withdraw the amount of any Net Swap Payment due to the
                                       Supplemental Interest Trust (calculated in accordance with the terms of the original Interest
                                       Rate Swap Agreement) and administer such Net Swap Payment in accordance with the terms of the
                                       Pooling and Servicing Agreement.

                                       A "Defaulted Swap Termination Payment" means any payment required to be made by the
                                       Supplemental Interest Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an event of default under the Interest Rate Swap Agreement with respect to which the Swap Provider is the defaulting party or a termination event (including a downgrade termination event) under that agreement (other than illegality or a tax event) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap
                                       Agreement).

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       SUMMARY OF TERMS
------------------------------------------------------------------------------------------------------------------------------------
INTEREST RATE CAP AGREEMENT            On the Closing Date, the Supplemental Interest Trust Trustee will enter into an Interest Rate
                                       Cap Agreement with an initial notional amount of $0.00. Under the Interest Rate Cap
                                       Agreement, the Cap Provider will be obligated to pay, on each distribution date, to the
                                       Trustee an amount equal to the product of (a) the excess, if any, of (i) the then current
                                       1-month LIBOR rate over (ii) 6.80% and (b) an amount equal to the lesser of (x) the Maximum
                                       Cap Notional Amount set forth herein and (y) the excess of (A) the aggregate certificate balance of the Senior and Mezzanine Certificates (prior to taking into account any distributions on such distribution date) over (B) the then current notional amount set forth on the attached Interest Rate Swap Agreement schedule, based on an "actual/360" basis until the Interest Rate Cap Agreement is terminated.

                                       Generally, the interest rate cap payments will be deposited into the Supplemental Interest
                                       Trust by the Supplemental Interest Trust Trustee pursuant to the Pooling and Servicing
                                       Agreement and amounts on deposit in the Supplemental Interest Trust will be distributed as described below under "Supplemental Interest Trust Distributions" and in accordance with the terms set forth in the Pooling and Servicing Agreement.

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------------
CREDIT ENHANCEMENT:                    Credit enhancement for the structure is provided by Excess Interest, the Supplemental
                                       Interest Trust, Overcollateralization, Subordination and Cross-Collateralization.

                                       CERTIFICATE CREDIT ENHANCEMENT

                                       (1)  The Senior Certificates are enhanced by Excess Interest, approximately 19.45% in Class M and Subordinate Certificates and the Overcollateralization Amount.

                                       (2)  The Class M-1 Certificates are enhanced by Excess Interest, approximately 16.15% in
                                            Class M and Subordinate Certificates and the Overcollateralization Amount.

                                       (3)  The Class M-2 Certificates are enhanced by Excess Interest, approximately 12.20% in
                                            Class M and Subordinate Certificates and the Overcollateralization Amount.

                                       (4)  The Class M-3 Certificates are enhanced by Excess Interest, approximately 10.65% in
                                            Class M and Subordinate Certificates and the Overcollateralization Amount.

                                       (5)  The Class M-4 Certificates are enhanced by Excess Interest, approximately 9.00% in Class
                                            M and Subordinate Certificates and the Overcollateralization Amount.

                                       (6)  The Class M-5 Certificates are enhanced by Excess Interest, approximately 7.45% in Class
                                            M and Subordinate Certificates and the Overcollateralization Amount.

                                       (7)  The Class M-6 Certificates are enhanced by Excess Interest, approximately 6.10% in Class
                                            M and Subordinate Certificates and the Overcollateralization Amount.

                                       (8)  The Class M-7 Certificates are enhanced by Excess Interest, approximately 4.80% in
                                            Subordinate Certificates and the Overcollateralization Amount.

                                       (9)  The Class B-1 Certificates are enhanced by Excess Interest, approximately 3.95% in
                                            Subordinate Certificates and the Overcollateralization Amount.

                                       (10) The Class B-2 Certificates are enhanced by Excess Interest, approximately 2.60% in
                                            Subordinate Certificates and the Overcollateralization Amount.

                                       (11) The Class B-3 Certificates are enhanced by Excess Interest, approximately 0.80% in
                                            Subordinate Certificates and the Overcollateralization Amount.

                                       (12) The Class B-4 Certificates are enhanced by Excess Interest and the Overcollateralization
                                            Amount.

EXPECTED TARGET                        Prior to the Stepdown Date, 2.05% of the aggregate principal balance of the Mortgage Loans as
OVERCOLLATERALIZATION AMOUNT:          of the Cut-off Date. On and after the Stepdown Date, if a Trigger Event is not in effect, the lesser of (i) 2.05% of the aggregate principal balance of the Mortgage Loans as of the
                                       Cut-off Date and (ii) the greater of (x) 4.10% of the aggregate current principal balance of the Mortgage Loans and (y) 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. If a Trigger Event is in effect, the Target Overcollateralization Amount will be the Target Overcollateralization Amount from the previous period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       CREDIT ENHANCEMENT
------------------------------------------------------------------------------------------------------------------------------------
OVERCOLLATERALIZATION FLOOR:           For any Distribution Date, the Overcollateralization Floor (the "OC Floor") will equal 0.50%
                                       of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

OVERCOLLATERALIZATION AMOUNT:          On any Distribution Date, the excess, if any, of (x) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Collection Period over (y) the aggregate certificate principal balance of all classes of Certificates (after taking into account all distributions of principal on such Distribution Date).

OVERCOLLATERALIZATION DEFICIENCY:      On any Distribution Date, the excess, if any, of (x) the Target Overcollateralization Amount
                                       for such Distribution Date over (y) the Overcollateralization Amount for such Distribution
                                       Date, calculated for this purpose after taking into account the reduction on such
                                       Distribution Date of the certificate principal balances of all classes of Certificates resulting from the distribution of the Principal Distribution Amount (but not the Extra
                                       Principal Distribution Amount) on such Distribution Date, but prior to taking into account any applied realized loss amounts on such Distribution Date.

OVERCOLLATERALIZATION                  On any Distribution Date, on or after the Stepdown Date on which a Trigger Event is not in
RELEASE AMOUNT:                        effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y)
                                       the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Certificates on such Distribution Date, over (ii) the Target Overcollateralization Amount for such Distribution Date. With respect to any Distribution Date before the Stepdown Date or on which a Trigger Event is in effect, the Overcollateralization Release Amount will be zero.

SENIOR ENHANCEMENT PERCENTAGE:         On any Distribution Date, is the percentage obtained by dividing (x) the sum of (i) the aggregate certificate principal balance of the Class M and Subordinate Certificates and (ii)
                                       the Overcollateralization Amount, in each case before taking into account principal distributions on such Distribution Date by (y) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Collection Period.

STEPDOWN DATE:                         The later to occur of (x) the earlier to occur of (i) the Distribution Date on which the aggregate certificate principal balance of the Senior Certificates is reduced to zero and
                                       (ii) the Distribution Date in August 2009, and (y) the first Distribution Date on which the
                                       Senior Enhancement Percentage is greater than or equal to 43.00%.

EXPECTED CREDIT SUPPORT
PERCENTAGE:
                                            Class                    Initial Credit Support                 After Stepdown Support
                                            -----                    ----------------------                 ----------------------
                                            Senior                          21.50%                                 43.00%
                                             M-1                            18.20%                                 36.40%
                                             M-2                            14.25%                                 28.50%
                                             M-3                            12.70%                                 25.40%
                                             M-4                            11.05%                                 22.10%
                                             M-5                            9.50%                                  19.00%
                                             M-6                            8.15%                                  16.30%
                                             M-7                            6.85%                                  13.70%
                                             B-1                            6.00%                                  12.00%
                                             B-2                            4.65%                                   9.30%
                                             B-3                            2.85%                                   5.70%
                                             B-4                            2.05%                                   4.10%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       TRIGGER EVENT
------------------------------------------------------------------------------------------------------------------------------------
TRIGGER EVENT:                         Is in effect on a Distribution Date if any one of the following conditions exist as of the last day of the related Collection Period:

                                       i.   The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds 41.36% of the
                                            Senior Enhancement Percentage; or

                                       ii.  The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such related Collection Period divided by the initial aggregate principal balance of the Mortgage Loans exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                                 DISTRIBUTION DATES                     CUMULATIVE REALIZED LOSS PERCENTAGE
                                                 ------------------                     -----------------------------------
                                              August 2008 - July 2009                                  1.20%
                                               August 2009- July 2010                                  2.65%
                                              August 2010 - July 2011                                  4.20%
                                              August 2011 - July 2012                                  5.45%
                                              August 2012 - July 2013                                  6.15%
                                             August 2013 and thereafter                                6.20%

60+ DAY DELINQUENT LOAN:               Each Mortgage Loan with respect to which any portion of a monthly payment is, as of the last day of the prior Collection Period, two months or more past due, each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy after the Closing Date.

ROLLING SIX MONTH 60+ DAY              With respect to any Distribution Date, the average of the percentage equivalents of the
DELINQUENCY PERCENTAGE:                fractions determined for each of the six immediately preceding Collection Periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans as of the end of the day immediately preceding the end of each such Collection Period, and the denominator of which is the aggregate Mortgage Loan balance as of the end of the related Collection Period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
PASS-THROUGH RATE:                     On each Distribution Date prior to and including the Optional Termination Date, the
                                       Pass-Through Rate for the Certificates is as follows:

                                       The Pass-Through Rate for the Senior, Class M and Class B Certificates (other than the Class
                                       B-3 and Class B-4 Certificates) for any Distribution Date will be the lesser of:

                                            (i)   the sum of (x) one-month LIBOR as determined for the related period and (y) the related certificate margin for the applicable class, and

                                            (ii)  the Rate Cap for such Distribution Date.

                                       The Pass-Through Rate for the Class B-3 and Class B-4 Certificates for any Distribution Date
                                       will be the lesser of:

                                            (i)   the certificate coupon for such Distribution Date, and

                                            (ii)  the Rate Cap for such Distribution Date.

                                       On each Distribution Date after the Optional Termination Date, the certificate margins for the Senior Certificates will be equal to 2 times their respective initial margins and for the
                                       Class M and Class B Certificates (other than the Class B-3 and Class B-4 Certificates), the related certificate margins will be 1.5 times their respective initial margins.

                                       On the Distribution Date after the Optional Termination Date, the coupon on each Class B-3 and Class B-4 Certificate will increase by 0.50% per annum.

INTEREST ACCRUAL:                      Interest will accrue on the Certificates at the applicable Pass-Through Rate.

                                       o    Interest on the Senior, Class M and Class B Certificates (other than the Class B-3 and
                                            Class B-4 Certificates) will accrue initially from the Closing Date to (but excluding)
                                            the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the applicable Distribution Date on an Actual/360 basis.

                                       o    Interest on the Class B-3 and Class B-4 Certificates will accrue on such Certificates from and including the first day of the calendar month preceding that Distribution Date up to and including the last day of such month, on a 30/360 basis.

NET MORTGAGE INTEREST RATE:            The Net Mortgage Interest Rate for each Mortgage Loan is the applicable mortgage interest rate specified in the related mortgage note less the sum of (a) the applicable Servicing Fee
                                       Rate and (b) the Trustee Fee Rate.

NET MAXIMUM MORTGAGE INTEREST RATE:    The Net Maximum Mortgage Interest Rate for each Mortgage Loan is (a) (i) in the case of the adjustable rate Mortgage Loans, the applicable maximum mortgage interest rate specified in the related mortgage note and (ii) in the case of the fixed rate Mortgage Loans, the applicable mortgage interest rate specified in the relate mortgage note less (b) the sum of the applicable Servicing Fee Rate and the Trustee Fee Rate.

NET WAC:                               The average of the Net Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related Collection
                                       Period.

NET MAXIMUM WAC:                       The average of the Net Maximum Mortgage Interest Rates for the Mortgage Loans, weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related
                                       Collection Period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                         PASS-THROUGH RATES
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM RATE CAP:                      For the Senior Certificates and the Class M Certificates, the Maximum Rate Cap for any
                                       Distribution Date will be a per annum rate (expressed on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net
                                       Maximum WAC plus (ii) 12 times the quotient of (a) the Net Swap Payment and Swap Termination
                                       Payment, if any, made to the Trust (only if such Swap Termination Payment is not due to a
                                       Swap Provider Trigger Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate principal balance of the Mortgage Loans as of the first day of the related
                                       Collection Period. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

                                       For the Subordinate Certificates, the Maximum Rate Cap for any Distribution Date will be the
                                       Net Maximum WAC expressed, other than in the case of the Class B-3 and Class B-4
                                       Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period.

RATE CAP:                              The Rate Cap for any Distribution Date will be a per annum rate (expressed, other than in the case of the Class B-3 and Class B-4 Certificates, on the basis of an assumed 360-day year and the actual number of days elapsed during the related accrual period) equal to (i) the Net WAC less (ii) 12 times the quotient of (a) the Net Swap Payment and Swap Termination Payment, if
                                       any, made to the Swap Provider (only if such Swap Termination Payment is not due to a Swap
                                       Provider Trigger Event (as defined in the Interest Rate Swap Agreement)) and (b) the aggregate principal balance of the Mortgage Loans as of the first day of the related
                                       Collection Period.

ACCRUED CERTIFICATE INTEREST:          For each class of the Certificates and for each Distribution Date, an amount equal to the interest accrued during the related accrual period on the certificate principal balance of such class of Certificates, minus such class' interest percentage of shortfalls caused by the
                                       Relief Act or similar state laws for such Distribution Date.

INTEREST CARRY FORWARD AMOUNT:         As of any Distribution Date, the excess, if any, of (a) the sum of (x) any Interest Carry
                                       Forward Amount for the prior Distribution Date (along with interest on such amount at the applicable Pass Through Rate on the basis of the related accrual method) and (y) the Accrued
                                       Certificate Interest for such Distribution Date over (b) the amount of interest actually distributed on such class on such Distribution Date.

RATE CAP CARRYOVER AMOUNT:             On any Distribution Date for any class of Certificates, the excess of (x) the amount of interest such class of certificates would have been entitled to receive on such Distribution
                                       Date if the Pass-Through Rate had not been limited by the Rate Cap, up to but not exceeding the related Maximum Rate Cap, if applicable, over (y) the amount of interest such class of certificates received on such Distribution Date based on the Rate Cap, together with the unpaid portion of any such excess from prior Distribution Dates (and interest accrued thereon at the then applicable Pass-Through Rate (not limited by the Rate Cap) on such class). No
                                       Rate Cap Carryover Amount will be paid with respect to a class of certificates once the principal balance has been reduced to zero.

MONTHLY EXCESS INTEREST AMOUNT:        Any amount remaining pursuant to clause (C)(xii) under Interest Distributions below.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                       INTEREST DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GROUP I INTEREST REMITTANCE AMOUNT:    As of any Distribution Date, (A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Group I Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date
                                       (less the Servicing Fee for such Group I Mortgage Loans, certain amounts available for reimbursement of advances and servicing advances with respect to such Group I Mortgage Loans and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement), (ii) all compensating interest paid by the Servicer on such
                                       Distribution Date with respect to the Group I Mortgage Loans, (iii) the portion of any payment in connection with any principal prepayment (other than any prepayment interest excess), substitution, purchase price, termination price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Group I
                                       Mortgage Loans received during the related prepayment period and (iv) any Reimbursement
                                       Amount relating to the Group I Mortgage Loans received during the related prepayment period less (B) the Trustee Fee for such Group I Mortgage Loans and less (C) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment)) multiplied by a fraction, the numerator of which is the aggregate principal balance of the Group I Mortgage
                                       Loans as of the first day of the related Collection Period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related
                                       Collection Period.

GROUP II INTEREST REMITTANCE AMOUNT:   As of any Distribution Date, (A) the sum, without duplication, of (i) all interest collected or advanced with respect to the related Collection Period on the Group II Mortgage Loans received by the Servicer on or prior to the Determination Date for such Distribution Date
                                       (less the Servicing Fee for such Group II Mortgage Loans, certain amounts available for reimbursement of advances and servicing advances with respect to such Group II Mortgage Loans and certain other reimbursable expenses or indemnification payments pursuant to the Pooling and Servicing Agreement), (ii) all compensating interest paid by the Servicer on such
                                       Distribution Date with respect to the Group II Mortgage Loans, (iii) the portion of any payment in connection with any principal prepayment (other than any prepayment interest excess), substitution, purchase price, termination price, liquidation proceeds (net of certain expenses) or insurance proceeds relating to interest with respect to the Group II
                                       Mortgage Loans received during the related prepayment period and (iv) any Reimbursement
                                       Amount relating to the Group II Mortgage Loans received during the related prepayment period less (B) the Trustee Fee for such Group II Mortgage Loans and less (C) any amounts payable to the Swap Provider (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment) multiplied by a fraction, the numerator of which is the aggregate principal balance of the Group II Mortgage Loans as of the first day of the related Collection Period and the denominator of which is the aggregate principal balance of the Mortgage Loans as of the first day of the related
                                       Collection Period.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             INTEREST DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions of interest to the Certificates will be made from the Group I
Interest Remittance Amount and Group II Interest Remittance Amount as follows:

(A)      From the Group I Interest Remittance Amount:

         (i)      to the Class A-I Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (ii)     to the Class A-I Certificates, the Interest Carry Forward
                  Amount thereon for such Distribution Date; and

         (iii)    pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and
                  Class A-II-4 Certificates, the applicable Accrued Certificate
                  Interest and Interest Carry Forward Amount thereon for such
                  Distribution Date to the extent not covered by clauses (B)(i) and (B)(ii) below;

(B)      From the Group II Interest Remittance Amount:

         (i)      pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and
                  Class A-II-4 Certificates, the applicable Accrued Certificate
                  Interest thereon for such Distribution Date;

         (ii)     pro rata, to the Class A-II-1, Class A-II-2, Class A-II-3 and
                  Class A-II-4 Certificates, the applicable Interest Carry
                  Forward Amount thereon for such Distribution Date; and

         (iii)    to the Class A-I Certificates, the Accrued Certificate
                  Interest and Interest Carry Forward Amounts thereon for such
                  Distribution Date to the extent not covered by clauses (A)(i) and (A)(ii) above;

(C)      From the Group I Interest Remittance Amount and Group II Interest
         Remittance Amount remaining after application of clauses (A) and (B) above:

         (i)      to the Class M-1 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (ii)     to the Class M-2 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (iii)    to the Class M-3 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (iv)     to the Class M-4 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (v)      to the Class M-5 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (vi)     to the Class M-6 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (vii)    to the Class M-7 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (viii)   to the Class B-1 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (ix)     to the Class B-2 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (x)      to the Class B-3 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date;

         (xi)     to the Class B-4 Certificates, the Accrued Certificate
                  Interest thereon for such Distribution Date; and

         (xii) the amount, if any, remaining will be distributed as the Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL REMITTANCE AMOUNT:           With respect to any Distribution Date, to the extent of funds available, (A) the amount equal to the sum, less certain amounts available for reimbursement of Advances and Servicing
                                       Advances and certain other reimbursable expenses of the following amounts, without duplication, with respect to the related Mortgage Loans of: (i) each payment of principal on a Mortgage Loan due during the related Collection Period and received by the servicer on or prior to the related Determination Date, including any Advances with respect thereto, (ii)
                                       all full and partial principal prepayments received by the servicer during the related
                                       Prepayment Period, (iii) the insurance proceeds and liquidation proceeds (net of certain expenses) allocable to principal actually collected by the servicer during the related
                                       Prepayment Period, (iv) the portion of the purchase price paid in connection with the repurchase of a Mortgage Loan allocable to principal of all repurchased Mortgage Loans with respect to the related Prepayment Period, (v) any Substitution Adjustments received during the related Prepayment Period, and (vi) on the Distribution Date on which the trust is to be terminated in accordance with the Pooling and Servicing Agreement, that portion of the termination price in respect of principal less (B) any amounts payable to the Swap Provider
                                       (including any Net Swap Payment and any Swap Termination Payment owed to the Swap Provider, other than a Defaulted Swap Termination Payment), not covered by the Interest Remittance
                                       Amount.

PRINCIPAL DISTRIBUTION AMOUNT:         The sum of (i) the Principal Remittance Amount, less the Overcollateralization Release
                                       Amount, if any, and (ii) the Extra Principal Distribution Amount.

SENIOR PRINCIPAL DISTRIBUTION AMOUNT:  As of any Distribution Date prior to the Stepdown Date and on any Distribution Date thereafter on which the Trigger Event is in effect, the related Senior Principal Distribution
                                       Amount will equal 100% of the Principal Distribution Amount.

                                       As of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the excess of (x) the aggregate outstanding certificate principal balance of the Senior Certificates immediately prior to such Distribution Date over (y) the lesser of
                                       (A) the product of (i) approximately 57.00% and (ii) the aggregate principal balance of the
                                       Mortgage Loans as of the last day of the related Collection Period and (B) the excess of the aggregate principal balance of the Mortgage Loans as of the last day of the related
                                       Collection Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GROUP I SENIOR PRINCIPAL               With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator
ALLOCATION PERCENTAGE:                 of which is (x) the Principal Remittance Amount allocable to the Group I Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

GROUP I SENIOR PRINCIPAL               With respect to any Distribution Date, the product of (x) the Group I Senior Principal
DISTRIBUTION AMOUNT:                   Allocation Percentage and (y) the Senior Principal Distribution Amount.

GROUP II SENIOR PRINCIPAL              With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator
ALLOCATION PERCENTAGE:                 of which is (x) the Principal Remittance Amount allocable to the Group II Mortgage Loans for such Distribution Date, and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

GROUP II SENIOR PRINCIPAL              With respect to any Distribution Date, the product of (x) the Group II Senior Principal
DISTRIBUTION AMOUNT:                   Allocation Percentage and (y) the Senior Principal Distribution Amount.

CLASS M-1 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates after distribution of the Senior
                                       Principal Distribution Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-1 Certificates immediately prior to such
                                       Distribution Date over (ii) the lesser of (A) the product of (x) approximately 63.60% and (y)
                                       the aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-2 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M-1 Certificates after distribution of the Senior Principal Distribution Amount and Class M-1 Principal Distribution
                                       Amount on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 71.50% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period minus the OC Floor.

CLASS M-3 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1 and Class M-2
                                       Certificates after distribution of the Senior Principal Distribution Amount, the Class M-1
                                       and Class M-2 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 74.60%
                                       and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS M-4 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2 and
                                       Class M-3 Certificates after distribution of the Senior Principal Distribution Amount and the
                                       Class M-1, Class M-2 and Class M-3 Principal Distribution Amounts on the related Distribution
                                       Date and (b) the outstanding certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x)
                                       approximately 77.90% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-5 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class
                                       M-3 and Class M-4 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class M-3 and Class M-4 Principal Distribution Amounts on the
                                       related Distribution Date and (b) the outstanding certificate principal balance of the Class
                                       M-5 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 81.00% and (y) the aggregate principal balance of the Mortgage
                                       Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-6 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class
                                       M-3, Class M-4 and Class M-5 Certificates after distribution of the Senior Principal
                                       Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4 and Class M-5
                                       Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-6 Certificates immediately prior to such
                                       Distribution Date over (ii) the lesser of (A) the product of (x) approximately 83.70% and (y)
                                       the aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS M-7 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and the Class M-1, Class M-2, Class
                                       M-3, Class M-4, Class M-5, Class M-6 Certificates after distribution of the Senior Principal
                                       Distribution Amount and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class
                                       M-6 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class M-7 Certificates immediately prior to such
                                       Distribution Date over (ii) the lesser of (A) the product of (x) approximately 86.30% and (y)
                                       the aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
CLASS B-1 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior Certificates and Class M Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class
                                       M-3, Class M-4, Class M-5, Class M-6 and Class M-7 Principal Distribution Amounts on the
                                       related Distribution Date and (b) the outstanding certificate principal balance of the Class
                                       B-1 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 88.00% and (y) the aggregate principal balance of the Mortgage
                                       Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS B-2 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior, Class M and Class B-1 Certificates after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2, Class
                                       M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class B-1 Principal Distribution Amounts
                                       on the related Distribution Date and (b) the outstanding certificate principal balance of the
                                       Class B-2 Certificates immediately prior to such Distribution Date over (ii) the lesser of
                                       (A) the product of (x) approximately 90.70% and (y) the aggregate principal balance of the
                                       Mortgage Loans on the last day of the related Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection
                                       Period minus the OC Floor.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  PRINCIPAL DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------

CLASS B-3 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior, Class M, Class B-1 and Class B-2 Certificates
                                       after distribution of the Senior Principal Distribution Amount and the Class M-1, Class M-2,
                                       Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1 and Class B-2 Principal
                                       Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 94.30% and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period and
                                       (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

CLASS B-4 PRINCIPAL                    With respect to any Distribution Date, on or after the Stepdown Date and to the extent the
DISTRIBUTION AMOUNT:                   Trigger Event is not in effect, the excess of (i) the sum of (a) the aggregate outstanding certificate principal balance of the Senior, Class M, Class B-1, Class B-2 and Class B-3
                                       Certificates after distribution of the Senior Principal Distribution Amount and the Class
                                       M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2
                                       and Class B-3 Principal Distribution Amounts on the related Distribution Date and (b) the outstanding certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) the product of (x) approximately 95.90%
                                       and (y) the aggregate principal balance of the Mortgage Loans on the last day of the related
                                       Collection Period and (B) the outstanding aggregate principal balance of the Mortgage Loans on the last day of the related Collection Period minus the OC Floor.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:   As of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such
                                       Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
With respect to each Distribution Date (a) before the Stepdown Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be distributed in the following order of priority:

    first, concurrently, as follows:

         (i)  to the Class A-I Certificates, the Group I Senior Principal
              Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

         (ii) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class
              A-II-4 Certificates sequentially, the Group II Senior
              Principal Distribution Amount until the certificate principal balances thereof have beeen reduced to zero.

    second, concurrently, as follows:

         (i)  to the Class A-II-1, Class A-II-2, Class A-II-3 and Class
              A-II-4 Certificates sequentially, the Group I Senior Principal
              Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances thereof have been reduced to zero; and

         (ii) to the Class A-I Certificates, the Group II Senior Principal
              Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

    third, to the Class M-1 Certificates, until the certificate principal balance thereof has been reduced to zero;

    fourth, to the Class M-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

    fifth, to the Class M-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

    sixth, to the Class M-4 Certificates, until the certificate principal balance thereof has been reduced to zero;

    seventh, to the Class M-5 Certificates, until the certificate principal balance thereof has been reduced to zero;

    eighth, to the Class M-6 Certificates, until the certificate principal balance thereof has been reduced to zero;

    ninth, to the Class M-7 Certificates, until the certificate principal balance thereof has been reduced to zero;

    tenth, to the Class B-1 Certificates, until the certificate principal balance thereof has been reduced to zero eleventh, to the Class B-2 Certificates, until the certificate principal balance thereof has been reduced to zero;

    twelfth, to the Class B-3 Certificates, until the certificate principal balance thereof has been reduced to zero;

    thirteenth, to the Class B-4 Certificates, until the certificate principal balance thereof has been reduced to zero and fourteenth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             PRINCIPAL DISTRIBUTIONS
--------------------------------------------------------------------------------
With respect to each Distribution Date (a) on or after the Stepdown Date and (b)
as long as a Trigger Event is not in effect, the Principal Distribution Amount will be distributed in the following order of priority:

    first, concurrently, as follows:

        (i)  to the Class A-I Certificates, the Group I Senior Principal
             Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

        (ii) to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4
             Certificates sequentially, the Group II Senior Principal
             Distribution Amount until the certificate principal balances thereof have beeen reduced to zero.

    second, concurrently, as follows:

        (i)  to the Class A-II-1, Class A-II-2, Class A-II-3 and Class A-II-4
             Certificates sequentially, the Group I Senior Principal
             Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balances thereof have beeen reduced to zero; and

        (ii) to the Class A-I Certificates, the Group II Senior Principal
             Distribution Amount remaining after payment pursuant to priority first above until the certificate principal balance thereof has been reduced to zero.

    third, to the Class M-1 Certificates, the Class M-1 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    fourth, to the Class M-2 Certificates, the Class M-2 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    fifth, to the Class M-3 Certificates, the Class M-3 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    sixth, to the Class M-4 Certificates, the Class M-4 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    seventh, to the Class M-5 Certificates, the Class M-5 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    eighth, to the Class M-6 Certificates, the Class M-6 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    ninth, to the Class M-7 Certificates, the Class M-7 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    tenth, to the Class B-1 Certificates, the Class B-1 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    eleventh, to the Class B-2 Certificates, the Class B-2 Principal
    Distribution Amount until the certificate principal balance thereof has been reduced to zero;

    twelfth, to the Class B-3 Certificates, the Class B-3 Principal Distribution
    Amount until the certificate principal balance thereof has been reduced to zero;

    thirteenth, to the Class B-4 Certificates, the Class B-4 Principal
    Distribution Amount until the certificate principal balance thereof has been reduced to zero; and

    fourteenth, any remaining Principal Distribution Amount will be distributed as part of Excess Cashflow.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             EXCESS CASHFLOW
--------------------------------------------------------------------------------
On any Distribution Date, the sum of the Monthly Excess Interest Amount, the
Overcollateralization Release Amount and any portion of the Principal
Distribution Amount (without duplication) remaining after principal distributions on the Senior, Class M and Subordinate Certificates will be applied in the following order of priority:

      (i) to fund any remaining applicable Accrued Certificate Interest for such Distribution Date, pro rata, among the Senior Certificates;

     (ii) to fund the remaining Interest Carry Forward Amounts, if any, pro rata, among the Senior Certificates;

    (iii) to fund the Extra Principal Distribution Amount for such Distribution
          Date;

     (iv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-1 Certificates;

      (v) to fund the Interest Carry Forward Amount for the Class M-1
          Certificates, if any;

     (vi) to fund the Class M-1 realized loss amortization amount for such Distribution Date;

    (vii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-2 Certificates;

   (viii) to fund the Interest Carry Forward Amount for the Class M-2
          Certificates, if any;

     (ix) to fund the Class M-2 realized loss amortization amount for such Distribution Date;

      (x) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-3 Certificates;

     (xi) to fund the Interest Carry Forward Amount for the Class M-3
          Certificates, if any;

    (xii) to fund the Class M-3 realized loss amortization amount for such Distribution Date;

   (xiii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-4 Certificates;

    (xiv) to fund the Interest Carry Forward Amount for the Class M-4
          Certificates, if any; (xv) to fund the Class M-4 realized loss amortization amount for such Distribution Date;

    (xvi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-5 Certificates;

   (xvii) to fund the Interest Carry Forward Amount for the Class M-5
          Certificates, if any;

  (xviii) to fund the Class M-5 realized loss amortization amount for such Distribution Date;

    (xix) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-6 Certificates;

     (xx) to fund the Interest Carry Forward Amount for the Class M-6
          Certificates, if any;

    (xxi) to fund the Class M-6 realized loss amortization amount for such Distribution Date;

   (xxii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class M-7 Certificates;

  (xxiii) to fund the Interest Carry Forward Amount for the Class M-7
          Certificates, if any;

   (xxiv) to fund the Class M-7 realized loss amortization amount for such Distribution Date;

    (xxv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-1 Certificates;

   (xxvi) to fund the Interest Carry Forward Amount for the Class B-1
          Certificates, if any;

  (xxvii) to fund the Class B-1 realized loss amortization amount for such Distribution Date;

 (xxviii) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-2 Certificates;

   (xxix) to fund the Interest Carry Forward Amount for the Class B-2
          Certificates, if any;

    (xxx) to fund the Class B-2 realized loss amortization amount for such Distribution Date;

   (xxxi) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-3 Certificates;

  (xxxii) to fund the Interest Carry Forward Amount for the Class B-3
          Certificates, if any;

 (xxxiii) to fund the Class B-3 realized loss amortization amount for such Distribution Date;

  (xxxiv) to fund any remaining Accrued Certificate Interest for such Distribution Date to the Class B-4 Certificates;

   (xxxv) to fund the Interest Carry Forward Amount for the Class B-4
          Certificates, if any;

  (xxxvi) to fund the Class B-4 realized loss amortization amount for such Distribution Date;

 (xxxvii) to fund the amount of any Rate Cap Carryover Amount, pro rata, to the Senior Certificates;

(xxxviii) to fund the amount of any Rate Cap Carryover Amount sequentially to the Class M Certificates and Subordinate Certificates; and

  (xxxix) to fund distributions to the holders of the Class CE and Class R
          Certificates in the amounts specified in the Pooling and Servicing
          Agreement.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    SUPPLEMENTAL INTEREST TRUST DISTRIBUTIONS
--------------------------------------------------------------------------------
On any Distribution Date and after all distributions made under Interest
Distributions and Principal Distributions above, funds in the Supplemental
Interest Trust with respect to the Interest Rate Swap Agreement and the Interest
Rate Cap Agreement will be distributed in the following order of priority:

   (i)  to the Swap Provider, all Net Swap Payments, if any, owed to the Swap
        Provider for such distribution date;

  (ii) to the Swap Provider, any Swap Termination Payment, other than a Defaulted Swap Termination Payment, if any, owed to the Swap Provider;

 (iii)  to pay any remaining Accrued Certificate Interest and any Interest Carry
        Forward Amounts on the Senior Certificates, pro rata, and then to pay any remaining Accrued Certificate Interest and any Interest Carry
        Forward Amounts on the Class M Certificates, sequentially in alphanumeric order;

  (iv) to pay any principal on the Certificates then entitled to distributions of principal, in accordance with the principal payments provisions described herein, in an amount necessary to maintain the applicable
        Target Overcollateralization Amount;

   (v) to pay the Class M Certificates sequentially in alphanumeric order any Realized Losses;

  (vi)  to pay concurrently in proportion of their respective Rate Cap Carryover
        Amounts after giving effect to distributions already made on such Distribution Date, to the Senior Certificates, any remaining Rate Cap
        Carryover Amounts;

 (vii) to pay the Class M Certificates sequentially in alphanumeric order any remaining Rate Cap Carryover Amounts;

(viii) to the Swap Provider, any Defaulted Swap Termination Payment, to the extent not already paid; and

(ix)    to the holders of the Class CE Certificates, any remaining amounts.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            SWAP SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------------

      PERIOD           BALANCE ($)       STRIKE (%)             PERIOD          BALANCE ($)       STRIKE (%)
        1              718,786,000         5.61%                 31             110,347,289          5.61%
        2              705,803,165         5.61%                 32             105,028,758          5.61%
        3              690,431,991         5.61%                 33             96,739,031           5.61%
        4              672,842,823         5.61%                 34             84,460,438           5.61%
        5              653,066,066         5.61%                 35             78,557,600           5.61%
        6              631,169,349         5.61%                 36             67,331,779           5.61%
        7              607,272,453         5.61%                 37             64,915,203           5.61%
        8              581,820,959         5.61%                 38             62,585,659           5.61%
        9              555,082,920         5.61%                 39             60,339,981           5.61%
        10             527,885,678         5.61%                 40             58,175,121           5.61%
        11             501,529,875         5.61%                 41             56,088,143           5.61%
        12             475,606,413         5.61%                 42             54,076,221           5.61%
        13             450,915,293         5.61%                 43             52,136,632           5.61%
        14             426,592,863         5.61%                 44             50,266,753           5.61%
        15             403,516,831         5.61%                 45             48,464,061           5.61%
        16             381,614,611         5.61%                 46             46,726,121           5.61%
        17             361,006,130         5.61%                 47             45,050,591           5.61%
        18             341,412,057         5.61%                 48                  0               5.61%
        19             323,128,391         5.61%
        20             301,124,897         5.61%
        21             273,145,301         5.61%
        22             185,210,633         5.61%
        23             173,206,978         5.61%
        24             157,072,091         5.61%
        25             148,217,123         5.61%
        26             140,552,386         5.61%
        27             133,617,414         5.61%
        28             127,829,563         5.61%
        29             122,309,987         5.61%
        30             115,260,755         5.61%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                     INTEREST RATE CAP SCHEDULE
------------------------------------------------------------------------------------------------------------------------------------

                                 MAXIMUM CAP
              DISTRIBUTION         NOTIONAL                                      DISTRIBUTION    MAXIMUM CAP NOTIONAL
    PERIOD        DATE            AMOUNT ($)      STRIKE (%)*       PERIOD           DATE             AMOUNT ($)         STRIKE (%)*
       1         8/25/2006            0             6.800             35           6/25/2009         121,279,802           6.800
       2         9/25/2006        2,410,802         6.800             36           7/25/2009         125,501,179           6.800
       3        10/25/2006        6,149,261         6.800             37           8/25/2009         120,585,993           6.800
       4        11/25/2006        11,066,636        6.800             38           9/25/2009         116,441,682           6.800
       5        12/25/2006        17,159,975        6.800             39          10/25/2009         111,167,145           6.800
       6         1/25/2007        24,394,585        6.800             40          11/25/2009         104,880,151           6.800
       7         2/25/2007        32,688,885        6.800             41          12/25/2009         99,198,295            6.800
       8         3/25/2007        41,641,031        6.800             42           1/25/2010         93,792,007            6.800
       9         4/25/2007        51,054,106        6.800             43           2/25/2010         88,920,755            6.800
      10         5/25/2007        60,152,131        6.800             44           3/25/2010         84,045,545            6.800
      11         6/25/2007        67,732,028        6.800             45           4/25/2010         79,128,182            6.800
      12         7/25/2007        74,276,085        6.800             46           5/25/2010         74,159,160            6.800
      13         8/25/2007        79,063,739        6.800             47           6/25/2010         69,136,483            6.800
      14         9/25/2007        84,587,853        6.800             48           7/25/2010                0              6.800
      15        10/25/2007        88,499,483        6.800
      16        11/25/2007        90,318,847        6.800
      17        12/25/2007        91,123,883        6.800
      18         1/25/2008        91,660,429        6.800
      19         2/25/2008        91,662,310        6.800
      20         3/25/2008        96,270,901        6.800
      21         4/25/2008       107,635,778        6.800
      22         5/25/2008       177,611,172        6.800
      23         6/25/2008       167,237,082        6.800
      24         7/25/2008       162,648,577        6.800
      25         8/25/2008       151,924,125        6.800
      26         9/25/2008       142,549,960        6.800
      27        10/25/2008       133,804,232        6.800
      28        11/25/2008       126,563,117        6.800
      29        12/25/2008       122,860,972        6.800
      30         1/25/2009       121,233,714        6.800
      31         2/25/2009       118,213,312        6.800
      32         3/25/2009       116,208,243        6.800
      33         4/25/2009       117,568,293        6.800
      34         5/25/2009       122,702,709        6.800

* Based upon actual pricing levels, the strike may be adjusted on the pricing date by no more than +/- 3% of the applicable strike rate.


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                       C-BASS SERIES 2006-CB6
                                            MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                                 SUMMARY                             TOTAL                   MINIMUM                   MAXIMUM
-----------------------------------------------------------------------------------------------------------------------------------
Aggregate Current Principal Balance                              $782,564,697.99
Number of Mortgage Loans                                                   4,173
Average Current Principal Loan Balance                               $187,530.48            $1,227.59               $998,847.16
Average Original Principal Loan Balance                              $188,195.38           $11,808.28             $1,000,000.00
Weighted Average Current Combined Loan-to-Value Ratio                     78.05%                4.72%                   114.80%
Weighted Average Mortgage Loan Rate                                       8.169%               4.875%                   15.950%
Weighted Average Gross Margin                                             6.228%               2.750%                    9.200%
Weighted Average Initial Periodic Rate Cap                                2.171%               1.000%                    6.000%
Weighted Average Subsequent Periodic Rate Cap                             1.177%               1.000%                    3.000%
(1) Weighted Average Minimum Mortgage Rate                                8.128%               5.625%                   13.990%
Weighted Average Maximum Mortgage Rate                                   14.469%               9.875%                   20.990%
Weighted Average Original Term to Maturity (months)                          355                   83                       540
Weighted Average Remaining Term to Maturity (months)                         350                   10                       539
Weighted Average Term to Roll (months)                                        25                    1                        59
(1) Weighted Average Credit Score                                            615                  425                       819
------------------------------------------------------------------------------------------------------------------------------------
(1) Non-Zero Weighted average.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           PERCENT OF STATISTICAL CALCULATION DATE
                                                             RANGE                                      PRINCIPAL BALANCE
                                                             -----                                      -----------------

       Loan Type                                             Fixed                                               28.14%
                                                              ARMs                                               71.86%

       Lien                                                  First                                               96.77%
                                                             Second                                               3.23%

       Balloon Loans                                                                                             36.16%
       Interest Only Loans                                                                                       13.83%
       Dual Amortization Step Loans                                                                               2.32%
       FHA Insured Loans                                                                                          0.02%
       Seller Financed Loans                                                                                      0.25%
       Simple Interest Loans                                                                                       None
       Section 32 Loans                                                                                            None
       Loans with Borrower PMI                                                                                    0.80%
       Loans with Prepayment Penalties                                                                           86.65%

------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------


                                                      CURRENT PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE OF
                                                                     THE
          RANGE OF                                               AGGREGATE
    CURRENT PRINCIPAL            NUMBER                            CURRENT      WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
          BALANCES            OF MORTGAGE    AGGREGATE CURRENT    PRINCIPAL          COUPON         CREDIT SCORE      CURRENT LTV*
                                 LOANS       PRINCIPAL BALANCE     BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                419        14,547,778.84           1.86              10.498               620             85.04
-----------------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $100,000.00          661        49,378,185.14           6.31               9.155               615             78.41
-----------------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $150,000.00         727        92,031,618.75          11.76               8.393               604             76.07
-----------------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $200,000.00         770       134,705,581.42          17.21               8.296               609             77.25
-----------------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $250,000.00         603       134,717,062.71          17.21               8.166               609             77.82
-----------------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $300,000.00         368       100,786,804.22          12.88               8.001               608             78.03
-----------------------------------------------------------------------------------------------------------------------------------
$300,000.01 to $350,000.00         224        72,758,084.19           9.30               7.948               614             77.90
-----------------------------------------------------------------------------------------------------------------------------------
$350,000.01 to $400,000.00         171        63,979,342.62           8.18               7.837               619             78.21
-----------------------------------------------------------------------------------------------------------------------------------
$400,000.01 to $450,000.00          71        30,034,451.42           3.84               7.674               639             78.51
-----------------------------------------------------------------------------------------------------------------------------------
$450,000.01 to $500,000.00          58        27,394,217.41           3.50               7.682               634             77.00
-----------------------------------------------------------------------------------------------------------------------------------
$500,000.01 to $550,000.00          37        19,414,278.02           2.48               7.466               649             82.69
-----------------------------------------------------------------------------------------------------------------------------------
$550,000.01 to $600,000.00          20        11,601,031.47           1.48               7.769               616             79.27
-----------------------------------------------------------------------------------------------------------------------------------
$600,000.01 to $650,000.00          16        10,006,673.61           1.28               7.689               633             78.04
-----------------------------------------------------------------------------------------------------------------------------------
$650,000.01 to $700,000.00          10         6,750,546.66           0.86               7.474               642             83.92
-----------------------------------------------------------------------------------------------------------------------------------
$700,000.01 to $750,000.00           5         3,606,510.55           0.46               7.675               663             84.66
-----------------------------------------------------------------------------------------------------------------------------------
$750,000.01 to $800,000.00           5         3,842,609.36           0.49               7.115               648             78.31
-----------------------------------------------------------------------------------------------------------------------------------
$800,000.01 or greater               8         7,009,921.60           0.90               7.571               663             85.08
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,173       782,564,697.99         100.00               8.169               615             78.05
-----------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                                    CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------
                                                                PERCENTAGE OF
                                                                     THE
                                                                 AGGREGATE
                                 NUMBER                            CURRENT      WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
           RANGE OF           OF MORTGAGE    AGGREGATE CURRENT    PRINCIPAL          COUPON         CREDIT SCORE      CURRENT LTV*
        CREDIT SCORES            LOANS       PRINCIPAL BALANCE     BALANCE
------------------------------------------------------------------------------------------------------------------------------------
Not Available                        1            130,000.00            0.02            11.125                 0             65.00
------------------------------------------------------------------------------------------------------------------------------------
421 to 440                           6            536,215.07            0.07            11.109               431             69.55
------------------------------------------------------------------------------------------------------------------------------------
441 to 460                          12          1,989,741.46            0.25             9.259               456             58.53
------------------------------------------------------------------------------------------------------------------------------------
461 to 480                          41          5,770,434.14            0.74             9.631               471             67.47
------------------------------------------------------------------------------------------------------------------------------------
481 to 500                          84         12,166,294.47            1.55             9.397               491             66.75
------------------------------------------------------------------------------------------------------------------------------------
501 to 520                         227         42,253,432.86            5.40             9.050               511             68.83
------------------------------------------------------------------------------------------------------------------------------------
521 to 540                         280         51,592,612.22            6.59             8.575               530             69.35
------------------------------------------------------------------------------------------------------------------------------------
541 to 560                         327         62,201,266.21            7.95             8.551               551             71.09
------------------------------------------------------------------------------------------------------------------------------------
561 to 580                         341         63,272,441.70            8.09             8.395               570             75.16
------------------------------------------------------------------------------------------------------------------------------------
581 to 600                         392         73,150,735.56            9.35             8.272               590             77.19
------------------------------------------------------------------------------------------------------------------------------------
601 to 620                         507         97,045,270.35           12.40             8.151               611             80.33
------------------------------------------------------------------------------------------------------------------------------------
621 to 640                         571        101,618,478.80           12.99             8.058               630             82.39
------------------------------------------------------------------------------------------------------------------------------------
641 to 660                         487         93,546,218.16           11.95             7.959               649             82.14
------------------------------------------------------------------------------------------------------------------------------------
661 to 680                         294         56,904,995.90            7.27             7.752               670             81.24
------------------------------------------------------------------------------------------------------------------------------------
681 to 700                         207         41,796,229.27            5.34             7.710               690             82.61
------------------------------------------------------------------------------------------------------------------------------------
701 to 720                         124         24,294,413.72            3.10             7.535               709             81.96
------------------------------------------------------------------------------------------------------------------------------------
721 to 740                         118         23,502,243.38            3.00             7.503               730             81.55
------------------------------------------------------------------------------------------------------------------------------------
741 to 760                          83         17,724,273.65            2.26             7.323               750             82.89
------------------------------------------------------------------------------------------------------------------------------------
761 to 780                          50          9,338,835.37            1.19             7.392               771             84.25
------------------------------------------------------------------------------------------------------------------------------------
781 to 800                          17          3,169,137.15            0.40             7.332               789             84.60
------------------------------------------------------------------------------------------------------------------------------------
801 to 820                           4            561,428.55            0.07             8.066               808             76.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           4,173        782,564,697.99          100.00             8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF            NUMBER                        PERCENTAGE OF THE
  ORIGINAL TERM TO MATURITY  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT  WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
           (MONTHS)             LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE       COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                             14         315,601.68               0.04             7.641               644             58.44
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                           334      20,661,648.67               2.64             9.894               642             89.36
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                            34       3,200,583.42               0.41             7.991               630             77.35
------------------------------------------------------------------------------------------------------------------------------------
241 to 300                            25       1,790,546.21               0.23             7.626               580             86.49
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                         3,750     753,179,375.49              96.24             8.124               614             77.70
------------------------------------------------------------------------------------------------------------------------------------
361 to 420                             1          72,577.15               0.01             8.000               769             98.08
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                            13       3,015,432.11               0.39             8.127               635             84.88
------------------------------------------------------------------------------------------------------------------------------------
481 to 540                             2         328,933.26               0.04             7.851               619             77.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                     REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
REMAINING TERM TO MATURITY  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
         (MONTHS)              LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1 to 60                               9          79,879.92               0.01              8.619               567             40.33
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                            39       1,367,877.60               0.17              9.737               614             62.47
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                          316      20,058,258.16               2.56              9.884               643             90.55
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                           20       2,891,187.94               0.37              7.585               634             78.31
------------------------------------------------------------------------------------------------------------------------------------
241 to 300                          209      15,394,981.11               1.97             10.253               578             79.46
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                        3,565     739,428,147.89              94.49              8.078               615             77.68
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                           13       3,015,432.11               0.39              8.127               635             84.88
------------------------------------------------------------------------------------------------------------------------------------
481 to 540                            2         328,933.26               0.04              7.851               619             77.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,173     782,564,697.99             100.00              8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                                  PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        PROPERTY TYPES      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Single Family                      3,142     577,077,975.98              73.74             8.154                613            77.93
------------------------------------------------------------------------------------------------------------------------------------
PUD                                  522     113,539,585.74              14.51             8.140                619            79.55
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                           215      46,318,971.99               5.92             8.280                619            74.38
------------------------------------------------------------------------------------------------------------------------------------
Condominium                          253      42,476,018.47               5.43             8.252                631            79.69
------------------------------------------------------------------------------------------------------------------------------------
Manufactured                          20       1,257,437.79               0.16             9.403                581            75.90
------------------------------------------------------------------------------------------------------------------------------------
High Rise Condo                        6       1,023,061.20               0.13             8.518                590            75.71
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                             10         586,244.44               0.07             9.425                615            82.59
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home                            5         285,402.38               0.04             8.777                607            74.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                           OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        OCCUPANCY TYPES     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Primary                            3,889     728,029,530.93              93.03             8.131                613            77.88
------------------------------------------------------------------------------------------------------------------------------------
Investor                             235      42,435,388.42               5.42             8.688                644            79.62
------------------------------------------------------------------------------------------------------------------------------------
Secondary                             49      12,099,778.64               1.55             8.618                639            82.45
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                                  LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
         LOAN PURPOSE       OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
C/O Refinance                      2,618     534,841,413.40              68.34             8.125                601            75.78
------------------------------------------------------------------------------------------------------------------------------------
Purchase                           1,350     214,769,675.37              27.44             8.290                651            83.99
------------------------------------------------------------------------------------------------------------------------------------
R/T Refinance                        205      32,953,609.22               4.21             8.082                609            76.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                     CURRENT MORTGAGE LOAN RATE

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
CURRENT MORTGAGE LOAN RATES OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                       1         218,130.73               0.03             4.875                532            84.50
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                      21       5,549,909.85               0.71             5.917                669            68.43
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     105      26,533,543.79               3.39             6.367                650            68.36
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     396      94,105,954.75              12.03             6.847                653            72.89
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     547     118,858,978.70              15.19             7.330                640            76.01
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     875     191,282,997.47              24.44             7.813                622            79.66
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     502     105,002,775.56              13.42             8.303                605            79.46
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                     516      99,080,384.76              12.66             8.791                584            79.19
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                     273      46,146,118.03               5.90             9.296                581            81.11
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                    275      40,672,917.17               5.20             9.788                579            80.72
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                   153      16,798,465.89               2.15            10.300                581            80.59
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                   164      16,149,591.73               2.06            10.817                577            80.65
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                   126       9,368,207.57               1.20            11.355                562            79.71
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                   124       7,639,875.91               0.98            11.817                603            89.66
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    47       2,860,690.63               0.37            12.260                569            85.00
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                    19       1,175,555.68               0.15            12.742                582            77.62
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                    18         782,474.40               0.10            13.269                587            88.50
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                     7         228,874.91               0.03            13.849                590            82.57
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                     1          52,686.03               0.01            14.140                658            62.72
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                     1          26,433.64               0.00            14.980                607            48.06
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                     2          30,130.79               0.00            15.950                542            68.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 4.875%
Maximum: 15.950%
W.A: 8.169%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                CURRENT COMBINED LOAN-TO-VALUE RATIO*

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF           NUMBER                        PERCENTAGE OF THE
       CURRENT COMBINED     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
     LOAN-TO-VALUE RATIOS      LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                        4         173,955.92               0.02             8.350                619             7.19
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                      14       1,437,478.23               0.18             7.987                608            16.24
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                      47       5,132,173.04               0.66             7.914                579            26.24
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                      88      11,622,189.82               1.49             8.178                581            35.73
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                     184      29,374,176.57               3.75             7.976                582            45.76
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                     312      56,483,116.82               7.22             7.890                575            56.07
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%                     523     106,661,195.79              13.63             8.136                576            66.28
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%                   1,099     241,849,535.65              30.90             7.899                633            77.66
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%                     894     195,305,315.29              24.96             8.243                615            87.71
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%                    970     131,448,283.06              16.80             8.734                642            96.54
------------------------------------------------------------------------------------------------------------------------------------
100.01% to 110 00%                    34       2,836,841.76               0.36             9.059                609           102.30
------------------------------------------------------------------------------------------------------------------------------------
110.01% to 120 00%                     4         240,436.04               0.03             8.021                612           113.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 4.72%
Maximum: 114.80%
W.A: 78.05%



Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------


                                                       GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
  GEOGRAPHIC DISTRIBUTION   OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
California                          868     228,962,003.49              29.26             7.849                616             72.81
------------------------------------------------------------------------------------------------------------------------------------
Florida                             850     148,426,115.76              18.97             8.418                608             78.91
------------------------------------------------------------------------------------------------------------------------------------
Arizona                             229      44,948,938.51               5.74             8.279                604             77.99
------------------------------------------------------------------------------------------------------------------------------------
New York                            106      27,558,536.59               3.52             7.977                611             75.00
------------------------------------------------------------------------------------------------------------------------------------
Nevada                              117      24,248,704.74               3.10             8.134                629             77.36
------------------------------------------------------------------------------------------------------------------------------------
Maryland                            103      22,603,641.44               2.89             8.201                604             80.15
------------------------------------------------------------------------------------------------------------------------------------
Illinois                            131      22,338,919.64               2.85             8.093                628             84.37
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                        141      21,039,929.63               2.69             8.202                612             82.75
------------------------------------------------------------------------------------------------------------------------------------
Washington                           98      20,914,038.36               2.67             8.005                634             77.60
------------------------------------------------------------------------------------------------------------------------------------
Virginia                             98      20,509,287.10               2.62             8.192                602             77.74
------------------------------------------------------------------------------------------------------------------------------------
Texas                               207      20,489,178.72               2.62             8.640                618             82.20
------------------------------------------------------------------------------------------------------------------------------------
Colorado                             89      16,136,712.66               2.06             7.919                636             82.55
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                          55      12,168,760.39               1.55             8.276                614             78.99
------------------------------------------------------------------------------------------------------------------------------------
Michigan                             79      10,652,824.38               1.36             8.676                617             88.54
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                            57      10,628,478.72               1.36             8.228                630             86.20
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                           49       9,630,316.37               1.23             8.269                606             76.94
------------------------------------------------------------------------------------------------------------------------------------
Missouri                             69       8,600,646.15               1.10             8.675                609             86.94
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                               25       8,422,823.82               1.08             7.844                622             70.77
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                        51       8,143,430.74               1.04             8.526                597             68.44
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                       60       7,407,825.65               0.95             8.991                612             86.52
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                             59       6,557,672.65               0.84             8.230                611             84.55
------------------------------------------------------------------------------------------------------------------------------------
Ohio                                 58       6,467,373.31               0.83             8.359                620             86.80
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                            48       6,019,813.96               0.77             8.415                630             89.32
------------------------------------------------------------------------------------------------------------------------------------
Oregon                               42       5,956,318.06               0.76             8.114                637             77.71
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                            32       4,861,577.63               0.62             8.590                624             88.66
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                         31       4,685,111.55               0.60             8.548                638             83.47
------------------------------------------------------------------------------------------------------------------------------------
Utah                                 26       4,500,693.58               0.58             8.229                629             81.80
------------------------------------------------------------------------------------------------------------------------------------
Indiana                              46       4,346,418.53               0.56             8.384                635             89.39
------------------------------------------------------------------------------------------------------------------------------------
Kansas                               27       4,328,973.27               0.55             8.307                631             90.60
------------------------------------------------------------------------------------------------------------------------------------
Idaho                                41       4,322,852.40               0.55             8.574                620             78.38
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                            34       4,238,414.81               0.54             8.293                623             84.46
------------------------------------------------------------------------------------------------------------------------------------
Georgia                              33       4,062,113.43               0.52             8.817                609             85.99
------------------------------------------------------------------------------------------------------------------------------------
Delaware                             19       3,823,930.45               0.49             8.139                581             86.89
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              27       2,914,720.70               0.37             8.607                602             85.37
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                       22       2,443,462.44               0.31             7.837                625             67.60
------------------------------------------------------------------------------------------------------------------------------------
Maine                                13       2,410,230.59               0.31             7.697                635             84.30
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                        11       2,129,061.52               0.27             8.074                627             82.77
------------------------------------------------------------------------------------------------------------------------------------
Iowa                                 16       2,128,528.58               0.27             8.312                598             84.90
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia                  7       1,898,284.40               0.24             7.994                609             70.12
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                             15       1,851,020.77               0.24             8.306                624             84.05
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                          23       1,827,840.43               0.23             8.800                618             84.03
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                             20       1,760,337.74               0.22             8.757                613             84.19
------------------------------------------------------------------------------------------------------------------------------------
Montana                              12       1,512,235.13               0.19             8.919                615             79.63
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                            7         980,384.33               0.13             7.894                623             94.64
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                         7         837,656.43               0.11             8.023                610             89.88
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                              6         577,900.74               0.07             9.058                642             82.80
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                               4         516,119.76               0.07             7.857                663             81.79
------------------------------------------------------------------------------------------------------------------------------------
Alaska                                3         402,063.17               0.05             8.576                594             70.87
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                          1         196,532.10               0.03             9.250                566             94.94
------------------------------------------------------------------------------------------------------------------------------------
South Dakota                          1         175,942.67               0.02             6.700                660             74.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,173     782,564,697.99             100.00             8.169                615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         LOAN DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
      LOAN DOCUMENTATION    OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                 2,449     452,326,427.15              57.80             7.965                609            79.20
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                      1,427     282,848,322.06              36.14             8.474                625            75.74
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                118      25,159,411.53               3.21             8.282                605            83.51
------------------------------------------------------------------------------------------------------------------------------------
Alternate Documentation               75      12,207,415.82               1.56             8.023                616            82.90
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                      86       6,134,711.07               0.78             9.117                611            70.27
------------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation             12       3,356,230.52               0.43             7.870                612            70.91
------------------------------------------------------------------------------------------------------------------------------------
Missing Documentation                  6         532,179.84               0.07             7.821                557            88.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             4,173     782,564,697.99             100.00             8.169                615            78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                       PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
  PREPAYMENT PENALTY TERMS  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                                790     104,500,448.51              13.35              8.579               606             80.75
------------------------------------------------------------------------------------------------------------------------------------
6                                    11       1,701,505.32               0.22              8.355               632             84.34
------------------------------------------------------------------------------------------------------------------------------------
12                                  161      40,526,251.65               5.18              8.210               633             74.65
------------------------------------------------------------------------------------------------------------------------------------
13                                    1          21,919.17               0.00             10.625               688             99.93
------------------------------------------------------------------------------------------------------------------------------------
18                                    1          65,248.72               0.01              7.500               643             86.42
------------------------------------------------------------------------------------------------------------------------------------
24                                1,374     298,764,859.32              38.18              8.262               599             75.35
------------------------------------------------------------------------------------------------------------------------------------
30                                    9       1,827,462.64               0.23              8.410               627             92.14
------------------------------------------------------------------------------------------------------------------------------------
36                                1,787     331,897,224.50              42.41              7.936               630             79.94
------------------------------------------------------------------------------------------------------------------------------------
42                                    1         124,945.18               0.02             11.625               517             77.13
------------------------------------------------------------------------------------------------------------------------------------
48                                    1          57,738.43               0.01             12.990               562             67.93
------------------------------------------------------------------------------------------------------------------------------------
60                                   37       3,077,094.55               0.39              9.296               606             76.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,173     782,564,697.99             100.00              8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         INTEREST ONLY TERM

------------------------------------------------------------------------------------------------------------------------------------

        INTEREST ONLY         NUMBER                        PERCENTAGE OF THE
             TERM           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                              3,775     674,371,337.58              86.17              8.246               608             77.33
------------------------------------------------------------------------------------------------------------------------------------
24                                    5       1,134,500.00               0.14             11.226               516             69.41
------------------------------------------------------------------------------------------------------------------------------------
36                                    1         100,000.00               0.01             10.250               455             35.71
------------------------------------------------------------------------------------------------------------------------------------
60                                  389     106,155,660.41              13.57              7.656               660             82.74
------------------------------------------------------------------------------------------------------------------------------------
84                                    1         132,000.00               0.02              7.625               792             80.00
------------------------------------------------------------------------------------------------------------------------------------
120                                   2         671,200.00               0.09              6.286               730             80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,173     782,564,697.99             100.00              8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                        DEBT-TO-INCOME RATIO

------------------------------------------------------------------------------------------------------------------------------------

RANGE OF DEBT-TO-INCOME       NUMBER                        PERCENTAGE OF THE
          RATIOS            OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
N/A                                 126       8,613,443.90               1.10              8.975               601             74.60
------------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                      13       2,433,029.73               0.31              7.770               621             66.25
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                     95      13,770,724.43               1.76              8.253               615             72.06
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                    377      60,325,142.91               7.71              8.105               610             74.72
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                    942     171,283,479.11              21.89              8.197               615             78.52
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                  1,888     375,440,219.67              47.98              8.153               618             79.22
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                    732     150,698,658.24              19.26              8.153               611             76.86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            4,173     782,564,697.99             100.00              8.169               615             78.05
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 2.23%
Maximum: 59.97%
N.Z.W.A: 42.83%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            GROSS MARGIN
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

             RANGE OF         NUMBER                        PERCENTAGE OF THE
          GROSS MARGINS     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                      24       4,963,532.40               0.88             7.012                716            85.23
------------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                       2         306,765.63               0.05             7.379                608            49.84
------------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                       3         490,414.64               0.09             7.247                707            77.37
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                      42      10,670,209.18               1.90             7.313                648            81.08
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                      71      18,667,796.83               3.32             6.861                670            76.06
------------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                     178      39,113,352.58               6.96             7.688                643            82.61
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     706     158,393,629.21              28.17             8.043                614            82.10
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     746     173,105,100.38              30.78             8.040                608            76.04
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     410      85,688,034.34              15.24             8.548                583            72.96
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     233      48,644,042.83               8.65             8.922                587            71.77
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                      82      16,657,691.92               2.96             8.949                608            78.55
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                      25       4,140,377.09               0.74             9.171                585            82.38
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                       7       1,286,712.43               0.23             9.858                588            91.08
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                       1         194,415.58               0.03            10.200                652            94.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,530     562,322,075.04             100.00             8.147                610            77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 9.200%
W.A: 6.228%


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      INITIAL PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

    INITIAL PERIODIC          NUMBER                        PERCENTAGE OF THE
        RATE CAPS           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.000%                               12       1,231,809.06               0.22            10.685                569            73.78
------------------------------------------------------------------------------------------------------------------------------------
1.500%                              750     175,957,020.29              31.29             8.250                588            70.67
------------------------------------------------------------------------------------------------------------------------------------
2.000%                              911     204,005,361.24              36.28             8.063                614            85.34
------------------------------------------------------------------------------------------------------------------------------------
3.000%                              851     179,767,650.69              31.97             8.131                627            75.82
------------------------------------------------------------------------------------------------------------------------------------
6.000%                                6       1,360,233.76               0.24             7.327                743            88.71
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,530     562,322,075.04             100.00             8.147                610            77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 6.000%
W.A: 2.171%

                                                    SUBSEQUENT PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

  SUBSEQUENT PERIODIC         NUMBER                        PERCENTAGE OF THE
        RATE CAPS           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.000%                            1,704     373,059,425.58              66.34              8.060               623             81.21
------------------------------------------------------------------------------------------------------------------------------------
1.500%                              798     184,446,139.41              32.80              8.295               587             70.79
------------------------------------------------------------------------------------------------------------------------------------
2.000%                               11       2,541,609.95               0.45              7.302               557             70.00
------------------------------------------------------------------------------------------------------------------------------------
3.000%                               17       2,274,900.10               0.40             11.412               489             67.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,530     562,322,075.04             100.00              8.147               610             77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 3.000%
W.A: 1.177%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                        MAXIMUM MORTGAGE RATE
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF           NUMBER                        PERCENTAGE OF THE
    MAXIMUM MORTGAGE RATES  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                     1         218,130.73               0.04              4.875               532             84.50
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                    1         314,336.27               0.06              5.850               598             63.50
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                    2         765,400.00               0.14              9.541               598             84.99
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    5       1,630,087.37               0.29              6.205               676             83.29
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                   35      10,317,962.04               1.83              6.422               671             76.41
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                  172      45,039,106.49               8.01              6.840               671             76.25
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                  267      65,306,458.45              11.61              7.239               650             77.28
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                  501     120,550,605.65              21.44              7.633               626             79.10
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                  371      83,323,177.61              14.82              8.004               605             79.83
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                  426      93,162,076.35              16.57              8.409               590             78.69
------------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                  210      41,939,783.45               7.46              8.785               583             75.80
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                  196      40,960,972.62               7.28              9.191               568             76.70
------------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                  104      21,036,886.61               3.74              9.548               574             77.47
------------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                  103      17,869,754.23               3.18              9.945               572             73.41
------------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                   52       7,517,910.88               1.34             10.585               544             72.38
------------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                   31       5,202,518.23               0.93             10.876               548             69.51
------------------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                   13       1,809,974.54               0.32             11.530               525             68.87
------------------------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%                   11       1,897,010.75               0.34             11.532               553             70.87
------------------------------------------------------------------------------------------------------------------------------------
19.001% to 19.500%                   25       2,944,498.84               0.52             11.746               495             68.04
------------------------------------------------------------------------------------------------------------------------------------
19.501% to 20.000%                    3         492,817.18               0.09             12.344               512             63.51
------------------------------------------------------------------------------------------------------------------------------------
20.501% to 21.000%                    1          22,606.75               0.00             13.990               543             68.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,530     562,322,075.04             100.00              8.147               610             77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 9.875%
Maximum: 20.990%
W.A: 14.469%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                              MINIMUM MORTGAGE RATE
                                                        (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF           NUMBER                        PERCENTAGE OF THE
    MINIMUM MORTGAGE RATES  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
No Floor                            139      30,466,357.84              5.42               8.295               614             78.88
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     14       3,588,111.67              0.64               6.143               628             64.36
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     56      16,527,265.70              2.94               6.354               642             70.54
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    233      61,706,404.01             10.97               6.856               654             73.29
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    330      78,607,390.29             13.98               7.335               641             76.97
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                    529     129,649,722.09             23.06               7.811               621             79.66
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                    344      76,891,659.81             13.67               8.308               601             79.62
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                    371      75,786,883.96             13.48               8.799               577             79.02
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                    183      35,091,081.89              6.24               9.320               572             79.35
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                   163      30,508,330.36              5.43               9.820               571             78.81
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                   54       9,121,544.43              1.62              10.318               556             74.20
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                   46       6,825,022.58              1.21              10.852               544             70.03
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                   41       4,726,942.78              0.84              11.426               502             69.73
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    9       1,106,624.45              0.20              11.844               589             71.36
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    7       1,038,242.46              0.18              12.354               557             74.01
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                    5         481,293.81              0.09              12.702               553             64.97
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                    5         176,590.16              0.03              13.331               540             70.81
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                    1          22,606.75              0.00              13.990               543             68.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,530     562,322,075.04            100.00               8.147               610             77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum (non-zero): 5.625%
Maximum: 13.990%
N.Z.W.A: 8.128%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF THE MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      NEXT LOAN RATE ADJUSTMENT
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

          NEXT LOAN RATE      NUMBER                        PERCENTAGE OF THE
            ADJUSTMENT      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
           (MONTH-YEAR)        LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
August 2006                            9         556,752.99               0.10            11.262                582            74.30
------------------------------------------------------------------------------------------------------------------------------------
September 2006                         7         889,456.89               0.16            11.265                575            76.88
------------------------------------------------------------------------------------------------------------------------------------
October 2006                          11         717,415.56               0.13            11.208                567            78.63
------------------------------------------------------------------------------------------------------------------------------------
November 2006                         22       1,508,130.14               0.27            11.154                583            74.64
------------------------------------------------------------------------------------------------------------------------------------
December 2006                         14       1,161,979.23               0.21            11.467                537            78.62
------------------------------------------------------------------------------------------------------------------------------------
January 2007                          25       2,095,014.07               0.37            11.355                585            74.26
------------------------------------------------------------------------------------------------------------------------------------
February 2007                          7         557,258.42               0.10             8.990                587            56.72
------------------------------------------------------------------------------------------------------------------------------------
April 2007                             1          67,161.86               0.01             7.325                562            79.04
------------------------------------------------------------------------------------------------------------------------------------
August 2007                            1         262,356.02               0.05             6.625                699            99.00
------------------------------------------------------------------------------------------------------------------------------------
September 2007                         1         160,378.11               0.03             6.090                514            58.38
------------------------------------------------------------------------------------------------------------------------------------
October 2007                           2         278,309.46               0.05             6.937                663            78.90
------------------------------------------------------------------------------------------------------------------------------------
November 2007                         11       3,062,143.75               0.54             7.692                610            76.41
------------------------------------------------------------------------------------------------------------------------------------
December 2007                          5       1,456,667.04               0.26             7.748                607            93.07
------------------------------------------------------------------------------------------------------------------------------------
January 2008                          41       8,790,258.40               1.56             7.924                586            70.88
------------------------------------------------------------------------------------------------------------------------------------
February 2008                         62      13,289,530.16               2.36             8.473                598            78.06
------------------------------------------------------------------------------------------------------------------------------------
March 2008                           166      37,638,315.74               6.69             8.370                595            73.60
------------------------------------------------------------------------------------------------------------------------------------
April 2008                         1,005     231,869,684.70              41.23             8.265                593            76.59
------------------------------------------------------------------------------------------------------------------------------------
May 2008                             232      50,980,779.81               9.07             8.285                595            74.63
------------------------------------------------------------------------------------------------------------------------------------
June 2008                            119      26,679,889.57               4.74             7.738                663            77.82
------------------------------------------------------------------------------------------------------------------------------------
July 2008                              1         142,650.40               0.03             7.500                620            88.33
------------------------------------------------------------------------------------------------------------------------------------
August 2008                            1          53,148.49               0.01             7.500                492            44.29
------------------------------------------------------------------------------------------------------------------------------------
September 2008                         4         602,025.46               0.11             8.676                574            79.36
------------------------------------------------------------------------------------------------------------------------------------
October 2008                           1         107,490.87               0.02             9.350                481            89.58
------------------------------------------------------------------------------------------------------------------------------------
December 2008                          2         594,776.31               0.11             7.152                569            88.02
------------------------------------------------------------------------------------------------------------------------------------
January 2009                           6       1,374,294.57               0.24             8.106                591            87.11
------------------------------------------------------------------------------------------------------------------------------------
February 2009                         11       1,792,355.73               0.32             8.511                614            82.13
------------------------------------------------------------------------------------------------------------------------------------
March 2009                            23       5,259,235.59               0.94             7.973                606            80.86
------------------------------------------------------------------------------------------------------------------------------------
April 2009                           304      67,787,825.91              12.05             8.073                619            86.23
------------------------------------------------------------------------------------------------------------------------------------
May 2009                             186      41,548,863.01               7.39             7.709                625            77.67
------------------------------------------------------------------------------------------------------------------------------------
June 2009                            211      52,469,733.04               9.33             7.696                663            77.12
------------------------------------------------------------------------------------------------------------------------------------
January 2011                           1         125,994.94               0.02             6.875                618            56.00
------------------------------------------------------------------------------------------------------------------------------------
February 2011                          1         186,000.00               0.03             7.900                647            72.94
------------------------------------------------------------------------------------------------------------------------------------
March 2011                             2         375,142.20               0.07             8.712                686            85.67
------------------------------------------------------------------------------------------------------------------------------------
April 2011                            18       4,139,059.69               0.74             7.418                681            82.03
------------------------------------------------------------------------------------------------------------------------------------
May 2011                               7       1,432,629.47               0.25             7.364                663            89.78
------------------------------------------------------------------------------------------------------------------------------------
June 2011                             10       2,309,367.44               0.41             7.369                690            73.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             2,530     562,322,075.04             100.00             8.147                610            77.69
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                       C-BASS SERIES 2006-CB6
                                        GROUP I MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                          SUMMARY                                      TOTAL                   MINIMUM                   MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
            Aggregate Current Principal Balance                  $63,694,329.96
                 Number of Mortgage Loans                                   388
          Average Current Principal Loan Balance                    $164,160.64              $21,951.48               $553,500.00
          Average Original Principal Loan Balance                   $164,372.81              $21,980.00               $553,500.00
   Weighted Average Current Combined Loan-to-Value Ratio                 76.15%                  19.70%                   102.55%
            Weighted Average Mortgage Loan Rate                          7.986%                  6.125%                   12.750%
               Weighted Average Gross Margin                             6.147%                  2.750%                    8.000%
        Weighted Average Initial Periodic Rate Cap                       2.489%                  1.500%                    6.000%
       Weighted Average Subsequent Periodic Rate Cap                     1.030%                  1.000%                    1.500%
        (1) Weighted Average Minimum Mortgage Rate                       7.949%                  6.125%                   11.000%
          Weighted Average Maximum Mortgage Rate                        14.032%                 12.125%                   18.400%
    Weighted Average Original Term to Maturity (months)                     357                     120                       480
   Weighted Average Remaining Term to Maturity (months)                     355                     115                       475
          Weighted Average Term to Roll (months)                             29                      19                        58
             (1) Weighted Average Credit Score                              618                     456                       800
------------------------------------------------------------------------------------------------------------------------------------
(13) Non-Zero Weighted average.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                            PERCENT OF STATISTICAL CALCULATION DATE
                                                                         RANGE                           PRINCIPAL BALANCE
                                                                         -----                           -----------------

          Loan Type                                                      Fixed                                    36.21%
                                                                          ARMs                                    63.79%

          Lien                                                           First                                    97.05%
                                                                         Second                                    2.95%

          Balloon Loans                                                                                           34.54%
          Interest Only Loans                                                                                     12.65%
          Dual Amortization Step Loans                                                                             0.46%
          FHA Insured Loans                                                                                        0.00%
          Seller Financed Loans                                                                                    0.00%
          Simple Interest Loans                                                                                     None
          Section 32 Loans                                                                                          None
          Loans with Borrower PMI                                                                                  0.00%
          Loans with Prepayment Penalties                                                                         88.62%

------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      CURRENT PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
CURRENT PRINCIPAL BALANCES  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                  43       1,679,339.25               2.64              9.977               652             81.67
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $100,000.00            70       5,357,403.82               8.41              8.309               617             71.40
------------------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $150,000.00           99      12,797,510.23              20.09              8.248               596             74.43
------------------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $200,000.00           71      12,233,318.81              19.21              7.895               609             73.44
------------------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $250,000.00           46      10,356,657.35              16.26              8.130               592             76.79
------------------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $300,000.00           16       4,322,117.28               6.79              7.606               624             77.50
------------------------------------------------------------------------------------------------------------------------------------
$300,000.01 to $350,000.00           13       4,258,068.20               6.69              7.654               618             83.78
------------------------------------------------------------------------------------------------------------------------------------
$350,000.01 to $400,000.00           15       5,571,817.82               8.75              7.775               653             76.27
------------------------------------------------------------------------------------------------------------------------------------
$400,000.01 to $450,000.00            6       2,592,713.33               4.07              7.390               662             74.88
------------------------------------------------------------------------------------------------------------------------------------
$450,000.01 to $500,000.00            5       2,412,700.55               3.79              7.085               694             77.81
------------------------------------------------------------------------------------------------------------------------------------
$500,000.01 to $550,000.00            3       1,559,183.32               2.45              7.818               675             87.19
------------------------------------------------------------------------------------------------------------------------------------
$550,000.01 to $600,000.00            1         553,500.00               0.87              6.990               658             90.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
           RANGE OF         OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
        CREDIT SCORES          LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
441 to 460                            1         113,861.39               0.18              8.500               456             37.95
------------------------------------------------------------------------------------------------------------------------------------
461 to 480                            3         422,843.24               0.66              9.684               470             69.88
------------------------------------------------------------------------------------------------------------------------------------
481 to 500                            5         975,020.50               1.53              9.454               492             60.97
------------------------------------------------------------------------------------------------------------------------------------
501 to 520                           16       2,434,109.24               3.82              8.951               508             61.82
------------------------------------------------------------------------------------------------------------------------------------
521 to 540                           27       4,125,973.13               6.48              8.412               531             64.64
------------------------------------------------------------------------------------------------------------------------------------
541 to 560                           32       5,169,888.11               8.12              8.160               550             66.46
------------------------------------------------------------------------------------------------------------------------------------
561 to 580                           40       6,947,111.50              10.91              8.291               569             73.44
------------------------------------------------------------------------------------------------------------------------------------
581 to 600                           34       5,277,176.45               8.29              8.153               591             73.52
------------------------------------------------------------------------------------------------------------------------------------
601 to 620                           50       8,204,551.63              12.88              7.945               611             80.43
------------------------------------------------------------------------------------------------------------------------------------
621 to 640                           46       6,358,590.54               9.98              7.825               630             80.40
------------------------------------------------------------------------------------------------------------------------------------
641 to 660                           45       6,807,333.66              10.69              7.600               652             80.87
------------------------------------------------------------------------------------------------------------------------------------
661 to 680                           23       3,577,186.73               5.62              7.576               671             80.15
------------------------------------------------------------------------------------------------------------------------------------
681 to 700                           21       6,008,334.39               9.43              7.557               688             81.97
------------------------------------------------------------------------------------------------------------------------------------
701 to 720                           15       2,076,279.70               3.26              7.973               708             77.36
------------------------------------------------------------------------------------------------------------------------------------
721 to 740                           13       3,071,288.66               4.82              7.378               729             80.08
------------------------------------------------------------------------------------------------------------------------------------
741 to 760                            8       1,356,870.19               2.13              7.723               751             87.98
------------------------------------------------------------------------------------------------------------------------------------
761 to 780                            8         729,638.62               1.15              8.144               768             94.31
------------------------------------------------------------------------------------------------------------------------------------
781 to 800                            1          38,272.28               0.06              7.650               800             60.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
ORIGINAL TERM TO MATURITY   OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
         (MONTHS)              LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                             1          38,745.04               0.06              7.400               621             21.89
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                           18         942,703.96               1.48              8.949               648             72.96
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                            1         112,092.66               0.18              6.700               642             64.42
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                          367      62,525,921.53              98.17              7.975               618             76.27
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                            1          74,866.77               0.12              7.290               587             57.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                           REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
REMAINING TERM TO MATURITY  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
         (MONTHS)              LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                             1          38,745.04               0.06              7.400               621             21.89
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                           18         942,703.96               1.48              8.949               648             72.96
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                            1         112,092.66               0.18              6.700               642             64.42
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                          367      62,525,921.53              98.17              7.975               618             76.27
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                            1          74,866.77               0.12              7.290               587             57.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        PROPERTY TYPES      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Single Family                        298      48,334,594.06              75.89             7.973                614            75.29
------------------------------------------------------------------------------------------------------------------------------------
PUD                                   56       9,556,708.21              15.00             8.008                622            78.76
------------------------------------------------------------------------------------------------------------------------------------
Condominium                           24       3,346,860.21               5.25             8.269                639            81.81
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                             9       2,313,167.48               3.63             7.791                654            76.34
------------------------------------------------------------------------------------------------------------------------------------
High Rise Condo                        1         143,000.00               0.22             7.650                676            57.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               388      63,694,329.96             100.00             7.986                618            76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                           OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        OCCUPANCY TYPES     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Primary                             384      63,069,814.35              99.02             7.985                618            76.18
------------------------------------------------------------------------------------------------------------------------------------
Investor                              2         455,914.96               0.72             8.058                680            69.67
------------------------------------------------------------------------------------------------------------------------------------
Secondary                             2         168,600.65               0.26             8.488                606            83.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00             7.986                618            76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                            LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
         LOAN PURPOSE       OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
C/O Refinance                        263      45,932,173.91              72.11             7.967                602            73.72
------------------------------------------------------------------------------------------------------------------------------------
Purchase                             107      15,653,802.09              24.58             8.036                670            83.51
------------------------------------------------------------------------------------------------------------------------------------
R/T Refinance                         18       2,108,353.96               3.31             8.033                590            74.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               388      63,694,329.96             100.00             7.986                618            76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                     CURRENT MORTGAGE LOAN RATE

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
CURRENT MORTGAGE LOAN       OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
          RATES               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                      7       1,281,342.67               2.01              6.274               670             71.66
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     38       7,289,206.41              11.44              6.871               636             71.41
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     61      13,338,460.47              20.94              7.329               662             75.13
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     97      17,818,360.97              27.97              7.803               619             78.31
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     63      10,499,564.02              16.48              8.294               596             75.70
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                     40       6,064,740.94               9.52              8.782               581             77.30
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                     23       2,950,889.16               4.63              9.290               557             73.16
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                    27       2,663,511.10               4.18              9.822               570             77.27
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                    9         454,474.58               0.71             10.385               643             88.78
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                    7         566,536.95               0.89             10.845               592             80.53
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                    5         265,923.62               0.42             11.399               561             80.26
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    9         400,351.78               0.63             11.777               615            100.51
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    1          50,991.62               0.08             12.125               593            100.00
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                    1          49,975.67               0.08             12.750               605             47.77
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 6.125%
Maximum: 12.750%
W.A: 7.986%
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                CURRENT COMBINED LOAN-TO-VALUE RATIO*

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF           NUMBER                        PERCENTAGE OF THE
       CURRENT COMBINED     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
     LOAN-TO-VALUE RATIOS      LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                      1          74,866.17               0.12              8.625               548             19.70
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                      6         528,459.22               0.83              8.441               556             27.66
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                      8         764,041.71               1.20              7.903               567             35.71
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                     18       2,233,795.73               3.51              8.183               585             45.64
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                     49       7,177,291.09              11.27              7.953               575             55.82
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%                     64      11,295,303.08              17.73              7.923               590             65.53
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%                    101      20,143,953.93              31.63              7.751               640             77.43
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%                     52      10,880,009.03              17.08              7.975               617             88.49
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%                    84      10,383,779.97              16.30              8.408               652             98.23
------------------------------------------------------------------------------------------------------------------------------------
100.01% to 110.00%                    5         212,830.03               0.33             11.689               625            101.33
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 19.70%
Maximum: 102.55%
W.A: 76.15%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                       GEOGRAPHIC DISTRIBUTION

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
GEOGRAPHIC DISTRIBUTION     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
California                           68      17,367,968.71              27.27             7.809                615             71.14
------------------------------------------------------------------------------------------------------------------------------------
Florida                              86      11,998,432.37              18.84             8.348                587             76.15
------------------------------------------------------------------------------------------------------------------------------------
Arizona                              33       4,877,680.93               7.66             7.890                613             76.67
------------------------------------------------------------------------------------------------------------------------------------
Washington                           18       3,802,361.48               5.97             7.803                641             75.30
------------------------------------------------------------------------------------------------------------------------------------
Nevada                               21       3,723,291.16               5.85             7.801                638             71.18
------------------------------------------------------------------------------------------------------------------------------------
Maryland                             14       2,600,096.92               4.08             7.841                623             78.16
------------------------------------------------------------------------------------------------------------------------------------
Texas                                28       2,448,041.24               3.84             8.026                621             80.83
------------------------------------------------------------------------------------------------------------------------------------
New York                              5       2,026,533.68               3.18             7.268                694             74.70
------------------------------------------------------------------------------------------------------------------------------------
Virginia                             14       1,895,748.84               2.98             8.273                614             80.65
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                           11       1,773,717.60               2.78             8.575                610             69.32
------------------------------------------------------------------------------------------------------------------------------------
Illinois                             11       1,651,965.25               2.59             8.016                642             89.50
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                           6       1,452,571.82               2.28             7.572                607             78.06
------------------------------------------------------------------------------------------------------------------------------------
Oregon                               11       1,093,364.02               1.72             8.409                652             77.68
------------------------------------------------------------------------------------------------------------------------------------
Missouri                              9         977,728.43               1.54             8.036                620             85.10
------------------------------------------------------------------------------------------------------------------------------------
Maine                                 4         818,305.37               1.28             7.620                626             88.65
------------------------------------------------------------------------------------------------------------------------------------
Kansas                                7         817,389.38               1.28             8.147                629             92.04
------------------------------------------------------------------------------------------------------------------------------------
Georgia                               6         761,025.37               1.19             8.427                598             81.70
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                          5         718,034.00               1.13             7.399                664             84.24
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                             5         513,798.02               0.81             8.072                667             91.62
------------------------------------------------------------------------------------------------------------------------------------
Idaho                                10         462,986.74               0.73            10.094                649             94.13
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                          2         461,140.48               0.72             8.038                674             89.78
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                        4         416,999.59               0.65             8.426                615             98.15
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                            2         337,400.01               0.53             7.615                619             91.80
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                         1         254,579.92               0.40             6.990                611             62.09
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                              2         218,682.58               0.34             8.394                602             73.58
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                              4         144,591.61               0.23             8.659                612             59.98
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                        1          79,894.44               0.13             8.100                536             36.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00             7.986                618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         LOAN DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
    LOAN DOCUMENTATION      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                  270      41,902,157.13              65.79              7.897               612             78.25
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                       106      19,969,726.30              31.35              8.123               634             71.60
------------------------------------------------------------------------------------------------------------------------------------
Alternate Documentation               6         927,077.26               1.46              8.749               575             81.20
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation                 5         620,636.86               0.97              8.653               582             88.21
------------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation             1         274,732.41               0.43              7.590               600             41.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                       PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                              NUMBER                        PERCENTAGE OF THE
 PREPAYMENT PENALTY TERMS   OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                                 55       7,246,587.56              11.38              8.136               638             82.15
------------------------------------------------------------------------------------------------------------------------------------
6                                     2         207,065.63               0.33              8.169               636             78.16
------------------------------------------------------------------------------------------------------------------------------------
12                                   12       3,355,323.08               5.27              8.065               642             72.89
------------------------------------------------------------------------------------------------------------------------------------
24                                  103      16,357,488.37              25.68              8.310               599             72.81
------------------------------------------------------------------------------------------------------------------------------------
36                                  216      36,527,865.32              57.35              7.804               621             76.74
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         INTEREST ONLY TERM

------------------------------------------------------------------------------------------------------------------------------------

        INTEREST ONLY         NUMBER                        PERCENTAGE OF THE
             TERM           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                                353      55,636,339.86              87.35              8.035               612            75.13
------------------------------------------------------------------------------------------------------------------------------------
60                                   35       8,057,990.10              12.65              7.652               662            83.18
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618            76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                        DEBT-TO-INCOME RATIO

------------------------------------------------------------------------------------------------------------------------------------

RANGE OF DEBT-TO-INCOME       NUMBER                        PERCENTAGE OF THE
        RATIOS              OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                      4         482,742.47               0.76              8.225               636             82.64
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                     16       1,793,987.05               2.82              7.975               592             66.50
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                     82      12,276,957.46              19.27              7.973               616             73.49
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                    201      34,482,460.21              54.14              8.007               618             77.43
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                     85      14,658,182.77              23.01              7.944               625             76.32
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              388      63,694,329.96             100.00              7.986               618             76.15
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 13.42%
Maximum: 59.97%
N.Z.W.A: 45.05%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            GROSS MARGIN
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

             RANGE OF         NUMBER                        PERCENTAGE OF THE
          GROSS MARGINS     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                      1         440,574.99               1.08              7.250               757            89.91
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                      3         772,987.63               1.90              6.579               683            87.84
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                     13       2,701,493.62               6.65              6.845               619            72.88
------------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                     16       3,478,730.19               8.56              7.204               627            72.51
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     53      10,344,729.65              25.46              7.851               619            78.92
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     54      11,505,537.48              28.32              7.950               606            73.81
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     41       7,300,317.77              17.97              8.587               592            72.17
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     17       3,031,565.04               7.46              8.764               595            73.14
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                      7       1,053,973.34               2.59              9.588               553            78.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610            75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 8.000%
W.A: 6.147%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      INITIAL PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

  INITIAL PERIODIC            NUMBER                        PERCENTAGE OF THE
     RATE CAPS              OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.500%                               19       2,456,244.89               6.05              8.503               557             59.09
------------------------------------------------------------------------------------------------------------------------------------
2.000%                               90      18,380,465.99              45.24              7.958               602             79.01
------------------------------------------------------------------------------------------------------------------------------------
3.000%                               95      19,352,623.84              47.63              7.934               622             73.17
------------------------------------------------------------------------------------------------------------------------------------
6.000%                                1         440,574.99               1.08              7.250               757             89.91
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610             75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.500%
Maximum: 6.000%
W.A: 2.489%

                                                    SUBSEQUENT PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

  SUBSEQUENT PERIODIC         NUMBER                        PERCENTAGE OF THE
        RATE CAPS           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.000%                              186      38,173,664.82              93.95              7.937               614             76.17
------------------------------------------------------------------------------------------------------------------------------------
1.500%                               19       2,456,244.89               6.05              8.503               557             59.09
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610             75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 1.500%
W.A: 1.030%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                        MAXIMUM MORTGAGE RATE
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
  MAXIMUM MORTGAGE RATES    OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    3         789,267.59               1.94              6.227               691             81.31
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                   19       4,898,811.77              12.06              6.887               641             76.11
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                   29       7,469,529.45              18.38              7.318               659             73.82
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                   55      11,284,200.45              27.77              7.748               620             77.21
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                   34       6,618,864.50              16.29              8.295               588             72.53
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                   25       4,026,238.11               9.91              8.720               569             80.54
------------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                   15       2,271,773.83               5.59              9.230               550             73.48
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                   15       2,031,417.43               5.00              9.676               540             71.50
------------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                    4         504,282.15               1.24              9.342               537             65.02
------------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                    4         456,928.29               1.12             10.225               542             56.37
------------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                    1         134,738.64               0.33             10.950               507             65.73
------------------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                    1         143,857.50               0.35             11.400               505             65.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610             75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 12.125%
Maximum: 18.400%
W.A: 14.032%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                              MINIMUM MORTGAGE RATE
                                                        (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

        RANGE OF              NUMBER                        PERCENTAGE OF THE
 MINIMUM MORTGAGE RATES     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
No Floor                              7       1,112,812.21               2.74              8.782               562            71.19
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                      4         889,126.70               2.19              6.231               673            77.09
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                     23       5,347,018.00              13.16              6.881               637            74.67
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                     29       7,519,517.35              18.51              7.334               661            73.79
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     51      10,665,035.06              26.25              7.780               620            77.32
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     35       6,670,438.01              16.42              8.317               587            72.73
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                     23       3,639,583.36               8.96              8.808               573            81.80
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                     15       2,358,778.37               5.81              9.298               542            71.76
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                    14       2,028,665.59               4.99              9.807               544            73.00
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                    1          72,092.41               0.18             10.500               565            64.95
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                    3         326,842.65               0.80             10.825               509            66.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610            75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum (non-zero): 6.125%
Maximum: 11.000%
N.Z.W.A: 7.949%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP I MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      NEXT LOAN RATE ADJUSTMENT
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

      NEXT LOAN RATE          NUMBER                        PERCENTAGE OF THE
        ADJUSTMENT          OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
       (MONTH-YEAR)            LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
February 2008                         1         139,720.59               0.34              6.875               537             53.74
------------------------------------------------------------------------------------------------------------------------------------
March 2008                            3         388,224.78               0.96              9.835               544             77.85
------------------------------------------------------------------------------------------------------------------------------------
April 2008                           37       5,863,716.98              14.43              8.128               586             72.49
------------------------------------------------------------------------------------------------------------------------------------
May 2008                             51       9,116,201.69              22.44              8.298               580             68.92
------------------------------------------------------------------------------------------------------------------------------------
June 2008                             7       1,500,006.67               3.69              7.725               637             78.62
------------------------------------------------------------------------------------------------------------------------------------
February 2009                         2         202,366.77               0.50              7.737               614             68.56
------------------------------------------------------------------------------------------------------------------------------------
March 2009                            3         418,246.53               1.03              8.744               544             76.76
------------------------------------------------------------------------------------------------------------------------------------
April 2009                           24       4,549,136.24              11.20              8.153               613             80.69
------------------------------------------------------------------------------------------------------------------------------------
May 2009                             53      11,336,444.29              27.90              7.789               606             77.34
------------------------------------------------------------------------------------------------------------------------------------
June 2009                            22       6,473,377.20              15.93              7.536               673             76.37
------------------------------------------------------------------------------------------------------------------------------------
April 2011                            1         440,574.99               1.08              7.250               757             89.91
------------------------------------------------------------------------------------------------------------------------------------
May 2011                              1         201,892.98               0.50              8.000               678             99.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                              205      40,629,909.71             100.00              7.972               610             75.14
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                              DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                       C-BASS SERIES 2006-CB6
                                        GROUP II MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

                       SUMMARY                                      TOTAL                   MINIMUM                   MAXIMUM
------------------------------------------------------------------------------------------------------------------------------------
         Aggregate Current Principal Balance                  $718,870,368.03
              Number of Mortgage Loans                                  3,785
       Average Current Principal Loan Balance                     $189,926.12                $1,227.59               $998,847.16
       Average Original Principal Loan Balance                    $190,637.43               $11,808.28             $1,000,000.00
Weighted Average Current Combined Loan-to-Value Ratio                  78.21%                    4.72%                   114.80%
         Weighted Average Mortgage Loan Rate                           8.185%                   4.875%                   15.950%
            Weighted Average Gross Margin                              6.234%                   2.750%                    9.200%
     Weighted Average Initial Periodic Rate Cap                        2.146%                   1.000%                    6.000%
    Weighted Average Subsequent Periodic Rate Cap                      1.188%                   1.000%                    3.000%
     (1) Weighted Average Minimum Mortgage Rate                        8.142%                   5.625%                   13.990%
       Weighted Average Maximum Mortgage Rate                         14.503%                   9.875%                   20.990%
 Weighted Average Original Term to Maturity (months)                      355                       83                       540
Weighted Average Remaining Term to Maturity (months)                      350                       10                       539
       Weighted Average Term to Roll (months)                              25                        1                        59
          (1) Weighted Average Credit Score                               615                      425                       819
------------------------------------------------------------------------------------------------------------------------------------
(13) Non-Zero Weighted average.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PERCENT OF STATISTICAL CALCULATION DATE
                                                               RANGE                                      PRINCIPAL BALANCE
                                                               -----                                      -----------------

Loan Type                                                      Fixed                                               27.43%
                                                                ARMs                                               72.57%

Lien                                                           First                                               96.75%
                                                               Second                                               3.25%

Balloon Loans                                                                                                      36.30%
Interest Only Loans                                                                                                13.93%
Dual Amortization Step Loans                                                                                        2.49%
FHA Insured Loans                                                                                                   0.03%
Seller Financed Loans                                                                                               0.27%
Simple Interest Loans                                                                                                None
Section 32 Loans                                                                                                     None
Loans with Borrower PMI                                                                                             0.87%
Loans with Prepayment Penalties                                                                                    86.47%

------------------------------------------------------------------------------------------------------------------------------------

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      CURRENT PRINCIPAL BALANCE

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
CURRENT PRINCIPAL BALANCES  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
$0.01 to $50,000.00                 376      12,868,439.59               1.79             10.566               615             85.48
------------------------------------------------------------------------------------------------------------------------------------
$50,000.01 to $100,000.00           591      44,020,781.32               6.12              9.258               615             79.27
------------------------------------------------------------------------------------------------------------------------------------
$100,000.01 to $150,000.00          628      79,234,108.52              11.02              8.417               606             76.33
------------------------------------------------------------------------------------------------------------------------------------
$150,000.01 to $200,000.00          699     122,472,262.61              17.04              8.337               609             77.63
------------------------------------------------------------------------------------------------------------------------------------
$200,000.01 to $250,000.00          557     124,360,405.36              17.30              8.169               611             77.90
------------------------------------------------------------------------------------------------------------------------------------
$250,000.01 to $300,000.00          352      96,464,686.94              13.42              8.018               608             78.05
------------------------------------------------------------------------------------------------------------------------------------
$300,000.01 to $350,000.00          211      68,500,015.99               9.53              7.966               614             77.53
------------------------------------------------------------------------------------------------------------------------------------
$350,000.01 to $400,000.00          156      58,407,524.80               8.12              7.843               616             78.39
------------------------------------------------------------------------------------------------------------------------------------
$400,000.01 to $450,000.00           65      27,441,738.09               3.82              7.701               637             78.85
------------------------------------------------------------------------------------------------------------------------------------
$450,000.01 to $500,000.00           53      24,981,516.86               3.48              7.739               629             76.92
------------------------------------------------------------------------------------------------------------------------------------
$500,000.01 to $550,000.00           34      17,855,094.70               2.48              7.435               647             82.30
------------------------------------------------------------------------------------------------------------------------------------
$550,000.01 to $600,000.00           19      11,047,531.47               1.54              7.809               614             78.73
------------------------------------------------------------------------------------------------------------------------------------
$600,000.01 to $650,000.00           16      10,006,673.61               1.39              7.689               633             78.04
------------------------------------------------------------------------------------------------------------------------------------
$650,000.01 to $700,000.00           10       6,750,546.66               0.94              7.474               642             83.92
------------------------------------------------------------------------------------------------------------------------------------
$700,000.01 to $750,000.00            5       3,606,510.55               0.50              7.675               663             84.66
------------------------------------------------------------------------------------------------------------------------------------
$750,000.01 to $800,000.00            5       3,842,609.36               0.53              7.115               648             78.31
------------------------------------------------------------------------------------------------------------------------------------
$800,000.01 or greater                8       7,009,921.60               0.98              7.571               663             85.08
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            CREDIT SCORE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
           RANGE OF         OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
        CREDIT SCORES          LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Not Available                         1         130,000.00               0.02             11.125                 0             65.00
------------------------------------------------------------------------------------------------------------------------------------
421 to 440                            6         536,215.07               0.07             11.109               431             69.55
------------------------------------------------------------------------------------------------------------------------------------
441 to 460                           11       1,875,880.07               0.26              9.305               456             59.78
------------------------------------------------------------------------------------------------------------------------------------
461 to 480                           38       5,347,590.90               0.74              9.627               471             67.28
------------------------------------------------------------------------------------------------------------------------------------
481 to 500                           79      11,191,273.97               1.56              9.392               491             67.25
------------------------------------------------------------------------------------------------------------------------------------
501 to 520                          211      39,819,323.62               5.54              9.056               511             69.26
------------------------------------------------------------------------------------------------------------------------------------
521 to 540                          253      47,466,639.09               6.60              8.589               530             69.76
------------------------------------------------------------------------------------------------------------------------------------
541 to 560                          295      57,031,378.10               7.93              8.586               552             71.51
------------------------------------------------------------------------------------------------------------------------------------
561 to 580                          301      56,325,330.20               7.84              8.408               570             75.37
------------------------------------------------------------------------------------------------------------------------------------
581 to 600                          358      67,873,559.11               9.44              8.281               590             77.47
------------------------------------------------------------------------------------------------------------------------------------
601 to 620                          457      88,840,718.72              12.36              8.170               611             80.32
------------------------------------------------------------------------------------------------------------------------------------
621 to 640                          525      95,259,888.26              13.25              8.073               630             82.52
------------------------------------------------------------------------------------------------------------------------------------
641 to 660                          442      86,738,884.50              12.07              7.987               649             82.24
------------------------------------------------------------------------------------------------------------------------------------
661 to 680                          271      53,327,809.17               7.42              7.764               670             81.32
------------------------------------------------------------------------------------------------------------------------------------
681 to 700                          186      35,787,894.88               4.98              7.736               691             82.72
------------------------------------------------------------------------------------------------------------------------------------
701 to 720                          109      22,218,134.02               3.09              7.494               709             82.39
------------------------------------------------------------------------------------------------------------------------------------
721 to 740                          105      20,430,954.72               2.84              7.522               730             81.77
------------------------------------------------------------------------------------------------------------------------------------
741 to 760                           75      16,367,403.46               2.28              7.290               750             82.47
------------------------------------------------------------------------------------------------------------------------------------
761 to 780                           42       8,609,196.75               1.20              7.328               771             83.40
------------------------------------------------------------------------------------------------------------------------------------
781 to 800                           16       3,130,864.87               0.44              7.328               788             84.90
------------------------------------------------------------------------------------------------------------------------------------
801 to 820                            4         561,428.55               0.08              8.066               808             76.24
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      ORIGINAL TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
ORIGINAL TERM TO MATURITY   OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
         (MONTHS)              LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                            13         276,856.64               0.04              7.675               647             63.56
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                          316      19,718,944.71               2.74              9.939               642             90.14
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                           33       3,088,490.76               0.43              8.038               630             77.82
------------------------------------------------------------------------------------------------------------------------------------
241 to 300                           25       1,790,546.21               0.25              7.626               580             86.49
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                        3,383     690,653,453.96              96.07              8.137               614             77.83
------------------------------------------------------------------------------------------------------------------------------------
361 to 420                            1          72,577.15               0.01              8.000               769             98.08
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                           12       2,940,565.34               0.41              8.148               637             85.57
------------------------------------------------------------------------------------------------------------------------------------
481 to 540                            2         328,933.26               0.05              7.851               619             77.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                     REMAINING TERM TO MATURITY

------------------------------------------------------------------------------------------------------------------------------------

         RANGE OF             NUMBER                        PERCENTAGE OF THE
REMAINING TERM TO MATURITY  OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
         (MONTHS)              LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1 to 60                               9          79,879.92               0.01              8.619               567             40.33
------------------------------------------------------------------------------------------------------------------------------------
61 to 120                            38       1,329,132.56               0.18              9.805               614             63.65
------------------------------------------------------------------------------------------------------------------------------------
121 to 180                          298      19,115,554.20               2.66              9.930               643             91.42
------------------------------------------------------------------------------------------------------------------------------------
181 to 240                           19       2,779,095.28               0.39              7.621               634             78.87
------------------------------------------------------------------------------------------------------------------------------------
241 to 300                          209      15,394,981.11               2.14             10.253               578             79.46
------------------------------------------------------------------------------------------------------------------------------------
301 to 360                        3,198     676,902,226.36              94.16              8.088               615             77.81
------------------------------------------------------------------------------------------------------------------------------------
421 to 480                           12       2,940,565.34               0.41              8.148               637             85.57
------------------------------------------------------------------------------------------------------------------------------------
481 to 540                            2         328,933.26               0.05              7.851               619             77.02
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        PROPERTY TYPES      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Single Family                     2,844     528,743,381.92              73.55              8.171               613             78.17
------------------------------------------------------------------------------------------------------------------------------------
PUD                                 466     103,982,877.53              14.46              8.152               618             79.62
------------------------------------------------------------------------------------------------------------------------------------
2-4 Family                          206      44,005,804.51               6.12              8.305               617             74.28
------------------------------------------------------------------------------------------------------------------------------------
Condominium                         229      39,129,158.26               5.44              8.251               630             79.51
------------------------------------------------------------------------------------------------------------------------------------
Manufactured                         20       1,257,437.79               0.17              9.403               581             75.90
------------------------------------------------------------------------------------------------------------------------------------
High Rise Condo                       5         880,061.20               0.12              8.659               576             78.72
------------------------------------------------------------------------------------------------------------------------------------
Townhouse                            10         586,244.44               0.08              9.425               615             82.59
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home                           5         285,402.38               0.04              8.777               607             74.21
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                           OCCUPANCY TYPE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
        OCCUPANCY TYPES     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Primary                           3,505     664,959,716.58              92.50              8.145               612             78.04
------------------------------------------------------------------------------------------------------------------------------------
Investor                            233      41,979,473.46               5.84              8.695               643             79.73
------------------------------------------------------------------------------------------------------------------------------------
Secondary                            47      11,931,177.99               1.66              8.620               640             82.43
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                            LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
         LOAN PURPOSE       OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
C/O Refinance                     2,355     488,909,239.49              68.01              8.140               601             75.97
------------------------------------------------------------------------------------------------------------------------------------
Purchase                          1,243     199,115,873.28              27.70              8.310               650             84.03
------------------------------------------------------------------------------------------------------------------------------------
R/T Refinance                       187      30,845,255.26               4.29              8.085               610             76.25
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                           CURRENT MORTGAGE LOAN RATE

------------------------------------------------------------------------------------------------------------------------------------

      RANGE OF                 NUMBER                        PERCENTAGE OF THE
  CURRENT MORTGAGE          OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
     LOAN RATES                LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                      1         218,130.73               0.03              4.875               532             84.50
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     21       5,549,909.85               0.77              5.917               669             68.43
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     98      25,252,201.12               3.51              6.372               649             68.20
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    358      86,816,748.34              12.08              6.845               654             73.01
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    486     105,520,518.23              14.68              7.330               637             76.12
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                    778     173,464,636.50              24.13              7.814               623             79.80
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                    439      94,503,211.54              13.15              8.304               605             79.88
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                    476      93,015,643.82              12.94              8.791               584             79.32
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                    250      43,195,228.87               6.01              9.296               583             81.65
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                   248      38,009,406.07               5.29              9.786               580             80.97
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                  144      16,343,991.31               2.27             10.298               580             80.36
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                  157      15,583,054.78               2.17             10.816               576             80.66
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                  121       9,102,283.95               1.27             11.354               562             79.69
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                  115       7,239,524.13               1.01             11.819               603             89.06
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                   46       2,809,699.01               0.39             12.262               569             84.72
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                   18       1,125,580.01               0.16             12.741               581             78.95
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                   18         782,474.40               0.11             13.269               587             88.50
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                    7         228,874.91               0.03             13.849               590             82.57
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                    1          52,686.03               0.01             14.140               658             62.72
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                    1          26,433.64               0.00             14.980               607             48.06
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                    2          30,130.79               0.00             15.950               542             68.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 4.875%
Maximum: 15.950%
W.A: 8.185%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                CURRENT COMBINED LOAN-TO-VALUE RATIO*

------------------------------------------------------------------------------------------------------------------------------------

           RANGE OF           NUMBER                        PERCENTAGE OF THE
       CURRENT COMBINED     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
     LOAN-TO-VALUE RATIOS      LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                       4         173,955.92               0.02              8.350               619              7.19
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                     13       1,362,612.06               0.19              7.952               612             16.05
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                     41       4,603,713.82               0.64              7.854               582             26.07
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                     80      10,858,148.11               1.51              8.197               582             35.73
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                    166      27,140,380.84               3.78              7.959               581             45.78
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                    263      49,305,825.73               6.86              7.881               575             56.11
------------------------------------------------------------------------------------------------------------------------------------
60.01% to 70.00%                    459      95,365,892.71              13.27              8.161               574             66.36
------------------------------------------------------------------------------------------------------------------------------------
70.01% to 80.00%                    998     221,705,581.72              30.84              7.913               632             77.69
------------------------------------------------------------------------------------------------------------------------------------
80.01% to 90.00%                    842     184,425,306.26              25.65              8.259               615             87.67
------------------------------------------------------------------------------------------------------------------------------------
90.01% to 100.00%                   886     121,064,503.09              16.84              8.761               641             96.40
------------------------------------------------------------------------------------------------------------------------------------
100.01% to 110.00%                   29       2,624,011.73               0.37              8.845               607            102.38
------------------------------------------------------------------------------------------------------------------------------------
110.01% to 120.00%                    4         240,436.04               0.03              8.021               612            113.16
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 4.72%
Maximum: 114.80%
W.A: 78.21%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                             GEOGRAPHIC DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
 GEOGRAPHIC DISTRIBUTION    OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
California                          800     211,594,034.78              29.43              7.852               617             72.95
------------------------------------------------------------------------------------------------------------------------------------
Florida                             764     136,427,683.39              18.98              8.424               609             79.15
------------------------------------------------------------------------------------------------------------------------------------
Arizona                             196      40,071,257.58               5.57              8.327               602             78.15
------------------------------------------------------------------------------------------------------------------------------------
New York                            101      25,532,002.91               3.55              8.034               605             75.02
------------------------------------------------------------------------------------------------------------------------------------
Illinois                            120      20,686,954.39               2.88              8.100               627             83.96
------------------------------------------------------------------------------------------------------------------------------------
Nevada                               96      20,525,413.58               2.86              8.194               628             78.48
------------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                        136      20,321,895.63               2.83              8.231               610             82.69
------------------------------------------------------------------------------------------------------------------------------------
Maryland                             89      20,003,544.52               2.78              8.248               601             80.41
------------------------------------------------------------------------------------------------------------------------------------
Virginia                             84      18,613,538.26               2.59              8.184               601             77.44
------------------------------------------------------------------------------------------------------------------------------------
Texas                               179      18,041,137.48               2.51              8.723               618             82.39
------------------------------------------------------------------------------------------------------------------------------------
Washington                           80      17,111,676.88               2.38              8.049               633             78.11
------------------------------------------------------------------------------------------------------------------------------------
Colorado                             89      16,136,712.66               2.24              7.919               636             82.55
------------------------------------------------------------------------------------------------------------------------------------
Connecticut                          49      10,716,188.57               1.49              8.371               615             79.12
------------------------------------------------------------------------------------------------------------------------------------
Michigan                             79      10,652,824.38               1.48              8.676               617             88.54
------------------------------------------------------------------------------------------------------------------------------------
Minnesota                            57      10,628,478.72               1.48              8.228               630             86.20
------------------------------------------------------------------------------------------------------------------------------------
Hawaii                               25       8,422,823.82               1.17              7.844               622             70.77
------------------------------------------------------------------------------------------------------------------------------------
Massachusetts                        50       7,888,850.82               1.10              8.575               596             68.64
------------------------------------------------------------------------------------------------------------------------------------
New Jersey                           38       7,856,598.77               1.09              8.200               605             78.66
------------------------------------------------------------------------------------------------------------------------------------
Missouri                             60       7,622,917.72               1.06              8.757               608             87.17
------------------------------------------------------------------------------------------------------------------------------------
North Carolina                       56       6,990,826.06               0.97              9.025               612             85.82
------------------------------------------------------------------------------------------------------------------------------------
Kentucky                             59       6,557,672.65               0.91              8.230               611             84.55
------------------------------------------------------------------------------------------------------------------------------------
Ohio                                 58       6,467,373.31               0.90              8.359               620             86.80
------------------------------------------------------------------------------------------------------------------------------------
Tennessee                            43       5,506,015.94               0.77              8.447               627             89.11
------------------------------------------------------------------------------------------------------------------------------------
Oregon                               31       4,862,954.04               0.68              8.048               633             77.71
------------------------------------------------------------------------------------------------------------------------------------
Wisconsin                            32       4,861,577.63               0.68              8.590               624             88.66
------------------------------------------------------------------------------------------------------------------------------------
Utah                                 26       4,500,693.58               0.63              8.229               629             81.80
------------------------------------------------------------------------------------------------------------------------------------
Indiana                              46       4,346,418.53               0.60              8.384               635             89.39
------------------------------------------------------------------------------------------------------------------------------------
Louisiana                            34       4,238,414.81               0.59              8.293               623             84.46
------------------------------------------------------------------------------------------------------------------------------------
Rhode Island                         29       4,223,971.07               0.59              8.603               634             82.79
------------------------------------------------------------------------------------------------------------------------------------
Idaho                                31       3,859,865.66               0.54              8.392               616             76.49
------------------------------------------------------------------------------------------------------------------------------------
Delaware                             19       3,823,930.45               0.53              8.139               581             86.89
------------------------------------------------------------------------------------------------------------------------------------
Kansas                               20       3,511,583.89               0.49              8.344               632             90.26
------------------------------------------------------------------------------------------------------------------------------------
Georgia                              27       3,301,088.06               0.46              8.906               612             86.98
------------------------------------------------------------------------------------------------------------------------------------
Alabama                              27       2,914,720.70               0.41              8.607               602             85.37
------------------------------------------------------------------------------------------------------------------------------------
South Carolina                       21       2,363,568.00               0.33              7.829               628             68.66
------------------------------------------------------------------------------------------------------------------------------------
New Hampshire                        11       2,129,061.52               0.30              8.074               627             82.77
------------------------------------------------------------------------------------------------------------------------------------
Iowa                                 16       2,128,528.58               0.30              8.312               598             84.90
------------------------------------------------------------------------------------------------------------------------------------
District of Columbia                  7       1,898,284.40               0.26              7.994               609             70.12
------------------------------------------------------------------------------------------------------------------------------------
Mississippi                          23       1,827,840.43               0.25              8.800               618             84.03
------------------------------------------------------------------------------------------------------------------------------------
Arkansas                             13       1,632,338.19               0.23              8.294               627             85.45
------------------------------------------------------------------------------------------------------------------------------------
Oklahoma                             16       1,615,746.13               0.22              8.765               614             86.36
------------------------------------------------------------------------------------------------------------------------------------
Maine                                 9       1,591,925.22               0.22              7.737               640             82.06
------------------------------------------------------------------------------------------------------------------------------------
Montana                              12       1,512,235.13               0.21              8.919               615             79.63
------------------------------------------------------------------------------------------------------------------------------------
West Virginia                         7         837,656.43               0.12              8.023               610             89.88
------------------------------------------------------------------------------------------------------------------------------------
New Mexico                            5         642,984.32               0.09              8.041               625             96.14
------------------------------------------------------------------------------------------------------------------------------------
Nebraska                              6         577,900.74               0.08              9.058               642             82.80
------------------------------------------------------------------------------------------------------------------------------------
Wyoming                               4         516,119.76               0.07              7.857               663             81.79
------------------------------------------------------------------------------------------------------------------------------------
Alaska                                3         402,063.17               0.06              8.576               594             70.87
------------------------------------------------------------------------------------------------------------------------------------
North Dakota                          1         196,532.10               0.03              9.250               566             94.94
------------------------------------------------------------------------------------------------------------------------------------
South Dakota                          1         175,942.67               0.02              6.700               660             74.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         LOAN DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
    LOAN DOCUMENTATION      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation                2,179     410,424,270.02              57.09              7.972                609            79.30
------------------------------------------------------------------------------------------------------------------------------------
Stated Income                     1,321     262,878,595.76              36.57              8.501                624            76.05
------------------------------------------------------------------------------------------------------------------------------------
Limited Documentation               113      24,538,774.67               3.41              8.272                606            83.40
------------------------------------------------------------------------------------------------------------------------------------
Alternate Documentation              69      11,280,338.56               1.57              7.964                619            83.03
------------------------------------------------------------------------------------------------------------------------------------
No Documentation                     86       6,134,711.07               0.85              9.117                611            70.27
------------------------------------------------------------------------------------------------------------------------------------
Streamlined Documentation            11       3,081,498.11               0.43              7.895                613            73.49
------------------------------------------------------------------------------------------------------------------------------------
Missing Documentation                 6         532,179.84               0.07              7.821                557            88.94
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185                615            78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                       PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------

                              NUMBER                        PERCENTAGE OF THE
PREPAYMENT PENALTY TERMS    OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                                735      97,253,860.95              13.53              8.611               603             80.64
------------------------------------------------------------------------------------------------------------------------------------
6                                     9       1,494,439.69               0.21              8.381               631             85.19
------------------------------------------------------------------------------------------------------------------------------------
12                                  149      37,170,928.57               5.17              8.223               632             74.81
------------------------------------------------------------------------------------------------------------------------------------
13                                    1          21,919.17               0.00             10.625               688             99.93
------------------------------------------------------------------------------------------------------------------------------------
18                                    1          65,248.72               0.01              7.500               643             86.42
------------------------------------------------------------------------------------------------------------------------------------
24                                1,271     282,407,370.95              39.28              8.259               599             75.50
------------------------------------------------------------------------------------------------------------------------------------
30                                    9       1,827,462.64               0.25              8.410               627             92.14
------------------------------------------------------------------------------------------------------------------------------------
36                                1,571     295,369,359.18              41.09              7.952               631             80.33
------------------------------------------------------------------------------------------------------------------------------------
42                                    1         124,945.18               0.02             11.625               517             77.13
------------------------------------------------------------------------------------------------------------------------------------
48                                    1          57,738.43               0.01             12.990               562             67.93
------------------------------------------------------------------------------------------------------------------------------------
60                                   37       3,077,094.55               0.43              9.296               606             76.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                         INTEREST ONLY TERM

------------------------------------------------------------------------------------------------------------------------------------

        INTEREST ONLY         NUMBER                        PERCENTAGE OF THE
             TERM           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
None                              3,422     618,734,997.72              86.07              8.265               608             77.52
------------------------------------------------------------------------------------------------------------------------------------
24                                    5       1,134,500.00               0.16             11.226               516             69.41
------------------------------------------------------------------------------------------------------------------------------------
36                                    1         100,000.00               0.01             10.250               455             35.71
------------------------------------------------------------------------------------------------------------------------------------
60                                  354      98,097,670.31              13.65              7.656               659             82.70
------------------------------------------------------------------------------------------------------------------------------------
84                                    1         132,000.00               0.02              7.625               792             80.00
------------------------------------------------------------------------------------------------------------------------------------
120                                   2         671,200.00               0.09              6.286               730             80.00
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

                                                        DEBT-TO-INCOME RATIO

------------------------------------------------------------------------------------------------------------------------------------

  RANGE OF DEBT-TO-INCOME     NUMBER                        PERCENTAGE OF THE
          RATIOS            OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
0.00% <=                            126       8,613,443.90               1.20              8.975               601             74.60
------------------------------------------------------------------------------------------------------------------------------------
0.01% to 10.00%                      13       2,433,029.73               0.34              7.770               621             66.25
------------------------------------------------------------------------------------------------------------------------------------
10.01% to 20.00%                     91      13,287,981.96               1.85              8.254               614             71.67
------------------------------------------------------------------------------------------------------------------------------------
20.01% to 30.00%                    361      58,531,155.86               8.14              8.109               610             74.97
------------------------------------------------------------------------------------------------------------------------------------
30.01% to 40.00%                    860     159,006,521.65              22.12              8.214               615             78.90
------------------------------------------------------------------------------------------------------------------------------------
40.01% to 50.00%                  1,687     340,957,759.46              47.43              8.168               618             79.40
------------------------------------------------------------------------------------------------------------------------------------
50.01% to 60.00%                    647     136,040,475.47              18.92              8.175               609             76.92
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            3,785     718,870,368.03             100.00              8.185               615             78.21
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 2.23%
Maximum: 59.97%
N.Z.W.A: 42.63%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                            GROSS MARGIN
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

             RANGE OF         NUMBER                        PERCENTAGE OF THE
          GROSS MARGINS     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
2.501% to 3.000%                     23       4,522,957.41               0.87              6.989               712             84.77
------------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%                      2         306,765.63               0.06              7.379               608             49.84
------------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%                      3         490,414.64               0.09              7.247               707             77.37
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%                     39       9,897,221.55               1.90              7.370               645             80.55
------------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%                     58      15,966,303.21               3.06              6.864               679             76.60
------------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%                    162      35,634,622.39               6.83              7.735               645             83.60
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                    653     148,048,899.56              28.38              8.056               614             82.32
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                    692     161,599,562.90              30.98              8.046               608             76.19
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    369      78,387,716.57              15.03              8.544               582             73.03
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    216      45,612,477.79               8.74              8.933               586             71.67
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                     75      15,603,718.58               2.99              8.906               611             78.58
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                     25       4,140,377.09               0.79              9.171               585             82.38
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                      7       1,286,712.43               0.25              9.858               588             91.08
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                      1         194,415.58               0.04             10.200               652             94.84
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161               610             77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 2.750%
Maximum: 9.200%
W.A: 6.234%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      INITIAL PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

    INITIAL PERIODIC          NUMBER                        PERCENTAGE OF THE
        RATE CAPS           OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.000%                               12       1,231,809.06               0.24             10.685               569             73.78
------------------------------------------------------------------------------------------------------------------------------------
1.500%                              731     173,500,775.40              33.26              8.246               588             70.83
------------------------------------------------------------------------------------------------------------------------------------
2.000%                              821     185,624,895.25              35.58              8.073               615             85.97
------------------------------------------------------------------------------------------------------------------------------------
3.000%                              756     160,415,026.85              30.75              8.155               627             76.14
------------------------------------------------------------------------------------------------------------------------------------
6.000%                                5         919,658.77               0.18              7.363               736             88.13
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161               610             77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 6.000%
W.A: 2.146%

                                                    SUBSEQUENT PERIODIC RATE CAP
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

  SUBSEQUENT PERIODIC         NUMBER                        PERCENTAGE OF THE
       RATE CAPS            OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
1.000%                            1,518     334,885,760.76              64.19              8.074               624             81.79
------------------------------------------------------------------------------------------------------------------------------------
1.500%                              779     181,989,894.52              34.88              8.292               587             70.95
------------------------------------------------------------------------------------------------------------------------------------
2.000%                               11       2,541,609.95               0.49              7.302               557             70.00
------------------------------------------------------------------------------------------------------------------------------------
3.000%                               17       2,274,900.10               0.44             11.412               489             67.58
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161               610             77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 1.000%
Maximum: 3.000%
W.A: 1.188%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                        MAXIMUM MORTGAGE RATE
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

        RANGE OF              NUMBER                        PERCENTAGE OF THE
 MAXIMUM MORTGAGE RATES     OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                     1         218,130.73               0.04              4.875               532             84.50
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                    1         314,336.27               0.06              5.850               598             63.50
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                    2         765,400.00               0.15              9.541               598             84.99
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    5       1,630,087.37               0.31              6.205               676             83.29
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                   32       9,528,694.45               1.83              6.438               670             76.01
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                  153      40,140,294.72               7.69              6.834               675             76.27
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                  238      57,836,929.00              11.09              7.229               649             77.73
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                  446     109,266,405.20              20.94              7.621               627             79.29
------------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                  337      76,704,313.11              14.70              7.979               607             80.46
------------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                  401      89,135,838.24              17.09              8.395               591             78.60
------------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                  195      39,668,009.62               7.60              8.760               585             75.93
------------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                  181      38,929,555.19               7.46              9.166               570             76.97
------------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                  100      20,532,604.46               3.94              9.553               575             77.78
------------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                   99      17,412,825.94               3.34              9.937               572             73.85
------------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                   52       7,517,910.88               1.44             10.585               544             72.38
------------------------------------------------------------------------------------------------------------------------------------
17.501% to 18.000%                   30       5,067,779.59               0.97             10.874               549             69.61
------------------------------------------------------------------------------------------------------------------------------------
18.001% to 18.500%                   12       1,666,117.04               0.32             11.541               527             69.17
------------------------------------------------------------------------------------------------------------------------------------
18.501% to 19.000%                   11       1,897,010.75               0.36             11.532               553             70.87
------------------------------------------------------------------------------------------------------------------------------------
19.001% to 19.500%                   25       2,944,498.84               0.56             11.746               495             68.04
------------------------------------------------------------------------------------------------------------------------------------
19.501% to 20.000%                    3         492,817.18               0.09             12.344               512             63.51
------------------------------------------------------------------------------------------------------------------------------------
20.501% to 21.000%                    1          22,606.75               0.00             13.990               543             68.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161               610             77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum: 9.875%
Maximum: 20.990%
W.A: 14.503%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                        MINIMUM MORTGAGE RATE
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

          RANGE OF            NUMBER                        PERCENTAGE OF THE
   MINIMUM MORTGAGE RATES   OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
                               LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
No Floor                            132      29,353,545.63               5.63              8.276               616             79.17
------------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%                     14       3,588,111.67               0.69              6.143               628             64.36
------------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%                     52      15,638,139.00               3.00              6.360               640             70.17
------------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                    210      56,359,386.01              10.80              6.854               655             73.16
------------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                    301      71,087,872.94              13.63              7.335               639             77.31
------------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                    478     118,984,687.03              22.81              7.813               622             79.87
------------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                    309      70,221,221.80              13.46              8.307               602             80.28
------------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                    348      72,147,300.60              13.83              8.798               578             78.88
------------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                    168      32,732,303.52               6.27              9.322               574             79.89
------------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                   149      28,479,664.77               5.46              9.821               573             79.22
------------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                   53       9,049,452.02               1.73             10.316               556             74.27
------------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                   43       6,498,179.93               1.25             10.853               546             70.22
------------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                   41       4,726,942.78               0.91             11.426               502             69.73
------------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                    9       1,106,624.45               0.21             11.844               589             71.36
------------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                    7       1,038,242.46               0.20             12.354               557             74.01
------------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                    5         481,293.81               0.09             12.702               553             64.97
------------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                    5         176,590.16               0.03             13.331               540             70.81
------------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                    1          22,606.75               0.00             13.990               543             68.51
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161               610             77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Minimum (non-zero): 5.625%
Maximum: 13.990%
N.Z.W.A: 8.142%

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

-------------------------------------------------------------------------------
C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
SERIES 2006-CB6                                                    [C-BASS LOGO]
$678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF THE GROUP II MORTGAGE LOANS
------------------------------------------------------------------------------------------------------------------------------------

                                                      NEXT LOAN RATE ADJUSTMENT
                                                  (ADJUSTABLE RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------

          NEXT LOAN RATE      NUMBER                        PERCENTAGE OF THE
            ADJUSTMENT      OF MORTGAGE  AGGREGATE CURRENT  AGGREGATE CURRENT   WEIGHTED AVERAGE  WEIGHTED AVERAGE  WEIGHTED AVERAGE
           (MONTH-YEAR)        LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE        COUPON         CREDIT SCORE      CURRENT LTV*
------------------------------------------------------------------------------------------------------------------------------------
August 2006                           9         556,752.99               0.11             11.262                582            74.30
------------------------------------------------------------------------------------------------------------------------------------
September 2009                        7         889,456.89               0.17             11.265                575            76.88
------------------------------------------------------------------------------------------------------------------------------------
October 2006                         11         717,415.56               0.14             11.208                567            78.63
------------------------------------------------------------------------------------------------------------------------------------
November 2006                        22       1,508,130.14               0.29             11.154                583            74.64
------------------------------------------------------------------------------------------------------------------------------------
December 2006                        14       1,161,979.23               0.22             11.467                537            78.62
------------------------------------------------------------------------------------------------------------------------------------
January 2007                         25       2,095,014.07               0.40             11.355                585            74.26
------------------------------------------------------------------------------------------------------------------------------------
February 2007                         7         557,258.42               0.11              8.990                587            56.72
------------------------------------------------------------------------------------------------------------------------------------
April 2007                            1          67,161.86               0.01              7.325                562            79.04
------------------------------------------------------------------------------------------------------------------------------------
August 2007                           1         262,356.02               0.05              6.625                699            99.00
------------------------------------------------------------------------------------------------------------------------------------
September 2007                        1         160,378.11               0.03              6.090                514            58.38
------------------------------------------------------------------------------------------------------------------------------------
October 2007                          2         278,309.46               0.05              6.937                663            78.90
------------------------------------------------------------------------------------------------------------------------------------
November 2007                        11       3,062,143.75               0.59              7.692                610            76.41
------------------------------------------------------------------------------------------------------------------------------------
December 2007                         5       1,456,667.04               0.28              7.748                607            93.07
------------------------------------------------------------------------------------------------------------------------------------
January 2008                         41       8,790,258.40               1.68              7.924                586            70.88
------------------------------------------------------------------------------------------------------------------------------------
February 2008                        61      13,149,809.57               2.52              8.490                599            78.31
------------------------------------------------------------------------------------------------------------------------------------
March 2008                          163      37,250,090.96               7.14              8.355                595            73.56
------------------------------------------------------------------------------------------------------------------------------------
April 2008                          968     226,005,967.72              43.32              8.268                594            76.70
------------------------------------------------------------------------------------------------------------------------------------
May 2008                            181      41,864,578.12               8.02              8.282                599            75.87
------------------------------------------------------------------------------------------------------------------------------------
June 2008                           112      25,179,882.90               4.83              7.739                665            77.78
------------------------------------------------------------------------------------------------------------------------------------
July 2008                             1         142,650.40               0.03              7.500                620            88.33
------------------------------------------------------------------------------------------------------------------------------------
August 2008                           1          53,148.49               0.01              7.500                492            44.29
------------------------------------------------------------------------------------------------------------------------------------
September 2008                        4         602,025.46               0.12              8.676                574            79.36
------------------------------------------------------------------------------------------------------------------------------------
October 2008                          1         107,490.87               0.02              9.350                481            89.58
------------------------------------------------------------------------------------------------------------------------------------
December 2008                         2         594,776.31               0.11              7.152                569            88.02
------------------------------------------------------------------------------------------------------------------------------------
January 2009                          6       1,374,294.57               0.26              8.106                591            87.11
------------------------------------------------------------------------------------------------------------------------------------
February 2009                         9       1,589,988.96               0.30              8.609                614            83.86
------------------------------------------------------------------------------------------------------------------------------------
March 2009                           20       4,840,989.06               0.93              7.906                612            81.21
------------------------------------------------------------------------------------------------------------------------------------
April 2009                          280      63,238,689.67              12.12              8.068                619            86.62
------------------------------------------------------------------------------------------------------------------------------------
May 2009                            133      30,212,418.72               5.79              7.679                632            77.79
------------------------------------------------------------------------------------------------------------------------------------
June 2009                           189      45,996,355.84               8.82              7.718                661            77.23
------------------------------------------------------------------------------------------------------------------------------------
January 2011                          1         125,994.94               0.02              6.875                618            56.00
------------------------------------------------------------------------------------------------------------------------------------
February 2011                         1         186,000.00               0.04              7.900                647            72.94
------------------------------------------------------------------------------------------------------------------------------------
March 2011                            2         375,142.20               0.07              8.712                686            85.67
------------------------------------------------------------------------------------------------------------------------------------
April 2011                           17       3,698,484.70               0.71              7.438                672            81.10
------------------------------------------------------------------------------------------------------------------------------------
May 2011                              6       1,230,736.49               0.24              7.260                661            88.11
------------------------------------------------------------------------------------------------------------------------------------
June 2011                            10       2,309,367.44               0.44              7.369                690            73.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                            2,325     521,692,165.33             100.00              8.161                610            77.89
------------------------------------------------------------------------------------------------------------------------------------
*Combined LTV if the loan is a second lien

Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

                                 [C-BASS LOGO]

-------------------------------------------------------------------------------
The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us.

Because the asset-backed securities are being offered on a "when, as and if issued" basis, any contract of sale will terminate, by its terms, without any further obligation or liability between us, if the securities themselves, or the particular class to which the contract relates, are not issued. Because the asset-backed securities are subject to modification or revision, any such contract also is conditioned upon the understanding that no material change will occur with respect to the relevant class of securities prior to the closing date. If a material change does occur with respect to such class, our contract will terminate, by its terms, without any further obligation or liability between us (the "Automatic Termination"). If an Automatic Termination occurs, we will provide you with revised offering materials reflecting the material change and give you an opportunity to purchase such class. To indicate your interest in purchasing the class, you must communicate to us your desire to do so within such timeframe as may be designated in connection with your receipt of the revised offering materials.


RMBS NEW ISSUE TERM SHEET

$678,959,000 OFFERED CERTIFICATES (APPROXIMATE)

C-BASS MORTGAGE LOAN
ASSET-BACKED CERTIFICATES, SERIES 2006-CB6

OFFERED CERTIFICATES:  A-II-1, A-II-2, A-II-3, A-II-4, M-1, M-2,
                       M-3, M-4, M-5, M-6 & M-7

ASSET BACKED FUNDING CORPORATION
Depositor

CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
Seller

LITTON LOAN SERVICING LP
Servicer

JULY 24, 2006
                        [BANC OF AMERICA SECURITIES LOGO]


Banc of America Securities LLC
--------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                   DISCLAIMER

This free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to in this free writing prospectus and to solicit an offer to purchase the securities, when, as and if issued. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase securities. We will not accept any offer by you to purchase the securities, and you will not have any contractual commitment to purchase any of the securities until after you have received certain additional information. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.

The information in this free writing prospectus supersedes information contained in any prior similar free writing prospectus relating to these securities prior to the time of your commitment to purchase.

This free writing prospectus is not an offer to sell or solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.


                             IRS CIRCULAR 230 NOTICE

             THIS FREE WRITING PROSPECTUS IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING U.S. FEDERAL, STATE OR LOCAL TAX PENALTIES. THIS FREE WRITING PROSPECTUS IS WRITTEN AND PROVIDED BY THE UNDERWRITER IN CONNECTION WITH THE PROMOTION OR MARKETING OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN. INVESTORS SHOULD SEEK ADVICE BASED ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW THIS DOCUMENT ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.


Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------

                                    CONTACTS



BANC OF AMERICA SECURITIES LLC

MORTGAGE TRADING/SYNDICATE
--------------------------
Rob Karr                                         (212) 847-5095         robert.h.karr@bankofamerica.com
Charlene Balfour                                 (212) 847-5095         charlene.c.balfour@bankofamerica.com
Sid Bothra                                       (212) 847-5095         siddhartha.bothra@bankofamerica.com


GLOBAL STRUCTURED FINANCE                                               Fax:  (704) 388-9668
-------------------------
Chris Schiavone                                  (212) 933-2794         chris.schiavone@bankofamerica.com
Juanita Deane-Warner                             (212) 583-8405         juanita.l.deane-warner@bankofamerica.com
Niki Hogue                                       (704) 387-1853         nikole.hogue@bankofamerica.com
Jorge Panduro                                    (704) 386-0902         jorge.a.panduro@bankofamerica.com
Jay Wang                                         (704) 387-1855         jay.wang@bankofamerica.com
Brandon Crooks                                   (704) 388-1720         brandon.crooks@bankofamerica.com


RATING AGENCIES
Odile Grisard Boucher- Moody's                   (212) 553-1382         odile.grisardboucher@moodys.com
Rachel Brach - Fitch                             (212) 908-0224         rachel.brach@fitchratings.com
George Kimmel - S&P                              (212) 438-1575         george_kimmel@standardandpoors.com
Mark Zelmanovich - DBRS                          (212) 806-3260         mzelmanovich@dbrs.com




Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                              NET WAC CAP SCHEDULE
                              --------------------


               Net WAC Cap        Effective                         Net WAC Cap        Effective
Month            Rate(1)          Rate(1,2)          Month            Rate(1)          Rate(1,2)
------------------------------------------------------------------------------------------------
  1               8.99              23.39              41               9.68             20.89
  2               7.38              21.73              42               9.40             20.40
  3               7.46              21.75              43               9.39             20.22
  4               7.37              21.64              44              10.25             20.98
  5               7.46              21.68              45               9.37             19.83
  6               7.38              21.57              46               9.65             20.24
  7               7.38              21.53              47               9.39             19.72
  8               7.68              21.76              48               9.77             11.00
  9               7.38              21.45              49               9.44             10.63
  10              7.48              21.51              50               9.43             10.61
  11              7.38              21.37              51               9.74             10.95
  12              7.49              21.39              52               9.41             10.67
  13              7.38              21.19              53               9.71             11.03
  14              7.38              21.10              54               9.39             10.66
  15              7.50              21.09              55               9.38             10.64
  16              7.38              20.82              56               10.37            11.76
  17              7.51              20.77              57               9.36             10.61
  18              7.39              20.49              58               9.67             11.04
  19              7.39              20.32              59               9.35             10.69
  20              7.67              20.41              60               9.69             11.11
  21              7.39              20.18              61               9.37             10.73
  22              8.41              20.95              62               9.36             10.71
  23              8.24              20.66              63               9.66             11.05
  24              8.50              20.77              64               9.34             10.68
  25              8.28              20.45              65               9.64             11.01
  26              8.28              20.23              66               9.32             10.64
  27              8.49              20.23              67               9.30             10.62
  28              8.76              20.37              68               9.93             11.33
  29              9.00              20.60              69               9.28             10.58
  30              8.76              20.37              70               9.58             10.92
  31              8.76              20.40              71               9.26             10.55
  32              9.50              21.16              72               9.56             10.94
  33              8.75              20.49              73               9.24             10.56
  34              9.32              21.41              74               9.23             10.54
  35              9.13              21.23              75               9.52             10.87
  36              9.60              21.68              76               9.20             10.51
  37              9.32              21.40              77               9.50             10.84
  38              9.31              20.98
  39              9.57              20.78
  40              9.39              20.74

(1) Assumes 1-month LIBOR remains constant at 5.38500% and 6-month LIBOR remains constant at 5.55000% and run at the Pricing Speed to call. Assumes payments are received, if any, from the Supplemental Interest Trust.

(2) Assumes that 1-month LIBOR and 6-month LIBOR instantaneously increase to 20.00%. The effective Net WAC Rate (the "Effective Rate") is a per annum rate equal to (A) the product of (i) 30 divided by the actual number of days in the interest accrual period for the Certificates and (ii) the weighted average Net Mortgage Rate of the mortgage loans plus (B) any Swap payments received from the Swap Agreement, if any, and payments received from the Interest Rate Cap Agreement, for that Distribution Date, divided by the aggregate balance of the Senior Certificates and Class M Certificates, prior to distributions, multiplied by 360 divided by actual number of days.




Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------

                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
----------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-1
Average Life (yrs.)                    16.48          1.74          1.25           1.00          0.83          0.71          0.55
Modified Duration                      10.11          1.60          1.17           0.94          0.79          0.68          0.53
First Principal Payment Date        08/25/2006     08/25/2006    08/25/2006     08/25/2006    08/25/2006    08/25/2006    08/25/2006
Last Principal Payment Date         12/25/2030     01/25/2010    11/25/2008     05/25/2008    02/25/2008    11/25/2007    07/25/2007
Payment Windows (mos.)               1 to 293       1 to 42        1 to 28       1 to 22        1 to 19       1 to 16      1 to 12

CLASS A-II-2
Average Life (yrs.)                    25.48          4.04          2.65           2.00          1.71          1.47          1.09
Modified Duration                      13.29          3.52          2.40           1.85          1.59          1.38          1.03
First Principal Payment Date        12/25/2030     01/25/2010    11/25/2008     05/25/2008    02/25/2008    11/25/2007    07/25/2007
Last Principal Payment Date         05/25/2033     05/25/2011    07/25/2009     10/25/2008    05/25/2008    03/25/2008    10/25/2007
Payment Windows (mos.)              293 to 322      42 to 58      28 to 36       22 to 27      19 to 22      16 to 20      12 to 15

CLASS A-II-3
Average Life (yrs.)                    28.92          7.99          5.26           3.50          2.24          1.88          1.48
Modified Duration                      13.95          6.19          4.40           3.06          2.05          1.74          1.38
First Principal Payment Date        05/25/2033     05/25/2011    07/25/2009     10/25/2008    05/25/2008    03/25/2008    10/25/2007
Last Principal Payment Date         04/25/2036     07/25/2019    03/25/2015     10/25/2012    05/25/2009    10/25/2008    03/25/2008
Payment Windows (mos.)              322 to 357     58 to 156      36 to 104      27 to 75      22 to 34      20 to 27      15 to 20

CLASS A-II-4
Average Life (yrs.)                    29.82         13.23          8.81           6.40          4.00          2.40          1.65
Modified Duration                      13.96          9.05          6.75           5.22          3.46          2.19          1.54
First Principal Payment Date        04/25/2036     07/25/2019    03/25/2015     10/25/2012    05/25/2009    10/25/2008    03/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    02/25/2009    03/25/2008
Payment Windows (mos.)              357 to 358     156 to 159    104 to 106      75 to 77      34 to 60      27 to 31      20 to 20



Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
---------------------------------------------------------------------------------------------------------------------------------
CLASS M1
Average Life (yrs.)                    28.81          8.71          5.79           4.75          4.98          3.58          1.65
Modified Duration                      13.71          6.51          4.71           4.03          4.22          3.14          1.54
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     05/25/2010    06/25/2011    03/25/2009    03/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    03/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      38 to 106      46 to 77      59 to 60      32 to 47      20 to 20

CLASS M2
Average Life (yrs.)                    28.81          8.71          5.79           4.62          4.58          3.90          1.69
Modified Duration                      13.66          6.50          4.70           3.92          3.92          3.40          1.57
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     02/25/2010    09/25/2010    06/25/2010    03/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      38 to 106      43 to 77      50 to 60      47 to 47      20 to 22

CLASS M3
Average Life (yrs.)                    28.81          8.71          5.79           4.54          4.25          3.89          1.82
Modified Duration                      13.62          6.49          4.70           3.86          3.67          3.39          1.68
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     01/25/2010    06/25/2010    05/25/2010    05/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      38 to 106      42 to 77      47 to 60      46 to 47      22 to 22

CLASS M4
Average Life (yrs.)                    28.81          8.71          5.78           4.51          4.13          3.73          1.82
Modified Duration                      13.54          6.47          4.69           3.83          3.56          3.26          1.68
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     12/25/2009    04/25/2010    02/25/2010    05/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      37 to 106      41 to 77      45 to 60      43 to 47      22 to 22



Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                             BOND SUMMARY (TO CALL)
                             ----------------------


                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M5
Average Life (yrs.)                    28.81          8.71          5.78           4.48          4.03          3.57          1.82
Modified Duration                      13.50          6.46          4.68           3.80          3.48          3.13          1.68
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     11/25/2009    02/25/2010    12/25/2009    05/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      37 to 106      40 to 77      43 to 60      41 to 47      22 to 22

CLASS M6
Average Life (yrs.)                    28.81          8.71          5.78           4.46          3.94          3.44          1.82
Modified Duration                      13.42          6.45          4.67           3.78          3.41          3.03          1.68
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     10/25/2009    01/25/2010    10/25/2009    05/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      37 to 106      39 to 77      42 to 60      39 to 47      22 to 22

CLASS M7
Average Life (yrs.)                    28.81          8.71          5.78           4.44          3.89          3.36          1.82
Modified Duration                      12.68          6.29          4.59           3.71          3.33          2.93          1.67
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     10/25/2009    12/25/2009    09/25/2009    05/25/2008
Last Principal Payment Date         05/25/2036     10/25/2019    05/25/2015     12/25/2012    07/25/2011    06/25/2010    05/25/2008
Payment Windows (mos.)              309 to 358     50 to 159      37 to 106      39 to 77      41 to 60      38 to 47      22 to 22




Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------


                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS A-II-1
Average Life (yrs.)                    16.48          1.74          1.25           1.00          0.83          0.71          0.55
Modified Duration                      10.11          1.60          1.17           0.94          0.79          0.68          0.53
First Principal Payment Date        08/25/2006     08/25/2006    08/25/2006     08/25/2006    08/25/2006    08/25/2006    08/25/2006
Last Principal Payment Date         12/25/2030     01/25/2010    11/25/2008     05/25/2008    02/25/2008    11/25/2007    07/25/2007
Payment Windows (mos.)               1 to 293       1 to 42        1 to 28       1 to 22        1 to 19       1 to 16      1 to 12

CLASS A-II-2
Average Life (yrs.)                    25.48          4.04          2.65           2.00          1.71          1.47          1.09
Modified Duration                      13.29          3.52          2.40           1.85          1.59          1.38          1.03
First Principal Payment Date        12/25/2030     01/25/2010    11/25/2008     05/25/2008    02/25/2008    11/25/2007    07/25/2007
Last Principal Payment Date         05/25/2033     05/25/2011    07/25/2009     10/25/2008    05/25/2008    03/25/2008    10/25/2007
Payment Windows (mos.)              293 to 322      42 to 58      28 to 36       22 to 27      19 to 22      16 to 20      12 to 15

CLASS A-II-3
Average Life (yrs.)                    28.92          7.99          5.26           3.50          2.24          1.88          1.48
Modified Duration                      13.95          6.19          4.40           3.06          2.05          1.74          1.38
First Principal Payment Date        05/25/2033     05/25/2011    07/25/2009     10/25/2008    05/25/2008    03/25/2008    10/25/2007
Last Principal Payment Date         04/25/2036     07/25/2019    03/25/2015     10/25/2012    05/25/2009    10/25/2008    03/25/2008
Payment Windows (mos.)              322 to 357     58 to 156      36 to 104      27 to 75      22 to 34      20 to 27      15 to 20

CLASS A-II-4
Average Life (yrs.)                    29.89         17.57          12.05          8.84          5.58          2.40          1.65
Modified Duration                      13.98         10.68          8.38           6.69          4.51          2.19          1.54
First Principal Payment Date        04/25/2036     07/25/2019    03/25/2015     10/25/2012    05/25/2009    10/25/2008    03/25/2008
Last Principal Payment Date         06/25/2036     03/25/2033    02/25/2026     02/25/2021    11/25/2017    02/25/2009    03/25/2008
Payment Windows (mos.)              357 to 359     156 to 320    104 to 235     75 to 175      34 to 136     27 to 31      20 to 20




Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------






                           BOND SUMMARY (TO MATURITY)
                           --------------------------


                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M1
Average Life (yrs.)                    28.83          9.60          6.46           5.26          5.74          5.99          1.65
Modified Duration                      13.71          6.84          5.05           4.34          4.75          4.84          1.54
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     05/25/2010    06/25/2011    03/25/2009    03/25/2008
Last Principal Payment Date         06/25/2036     06/25/2030    07/25/2023     04/25/2019    06/25/2016    03/25/2016    03/25/2008
Payment Windows (mos.)              309 to 359     50 to 287      38 to 204     46 to 153      59 to 119     32 to 116     20 to 20

CLASS M2
Average Life (yrs.)                    28.83          9.58          6.43           5.11          4.95          4.91          2.61
Modified Duration                      13.67          6.83          5.03           4.22          4.17          4.16          2.29
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     02/25/2010    09/25/2010    09/25/2010    03/25/2008
Last Principal Payment Date         06/25/2036     10/25/2029    11/25/2022     10/25/2018    01/25/2016    02/25/2014    02/25/2013
Payment Windows (mos.)              309 to 359     50 to 279      38 to 196     43 to 147      50 to 114     50 to 91      20 to 79

CLASS M3
Average Life (yrs.)                    28.83          9.55          6.41           5.02          4.61          4.24          4.13
Modified Duration                      13.62          6.81          5.02           4.15          3.91          3.65          3.56
First Principal Payment Date        04/25/2032     09/25/2010    09/25/2009     01/25/2010    06/25/2010    05/25/2010    01/25/2010
Last Principal Payment Date         06/25/2036     09/25/2028    12/25/2021     01/25/2018    06/25/2015    09/25/2013    05/25/2011
Payment Windows (mos.)              309 to 359     50 to 266      38 to 185     42 to 138      47 to 107     46 to 86      42 to 58

CLASS M4
Average Life (yrs.)                    28.83          9.52          6.38           4.97          4.47          4.02          3.19
Modified Duration                      13.54          6.78          5.00           4.11          3.80          3.47          2.83
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     12/25/2009    04/25/2010    02/25/2010    05/25/2009
Last Principal Payment Date         06/25/2036     02/25/2028    06/25/2021     09/25/2017    03/25/2015    06/25/2013    12/25/2010
Payment Windows (mos.)              309 to 359     50 to 259      37 to 179     41 to 134      45 to 104     43 to 83      34 to 53



Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                           BOND SUMMARY (TO MATURITY)
                           --------------------------


                                      0% PPC        50% PPC       75% PPC       100% PPC      125% PPC      150% PPC      200% PPC
-----------------------------------------------------------------------------------------------------------------------------------
CLASS M5
Average Life (yrs.)                    28.83          9.49          6.36           4.92          4.36          3.84          2.67
Modified Duration                      13.50          6.76          4.98           4.07          3.71          3.33          2.40
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     11/25/2009    02/25/2010    12/25/2009    11/25/2008
Last Principal Payment Date         06/25/2036     06/25/2027    12/25/2020     04/25/2017    11/25/2014    03/25/2013    09/25/2010
Payment Windows (mos.)              309 to 359     50 to 251      37 to 173     40 to 129      43 to 100     41 to 80      28 to 50

CLASS M6
Average Life (yrs.)                    28.83          9.45          6.33           4.88          4.26          3.70          2.35
Modified Duration                      13.43          6.73          4.96           4.04          3.63          3.22          2.13
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     10/25/2009    01/25/2010    10/25/2009    08/25/2008
Last Principal Payment Date         06/25/2036     09/25/2026    07/25/2020     11/25/2016    07/25/2014    11/25/2012    06/25/2010
Payment Windows (mos.)              309 to 359     50 to 242      37 to 168     39 to 124      42 to 96      39 to 76      25 to 47

CLASS M7
Average Life (yrs.)                    28.83          9.40          6.29           4.82          4.17          3.60          2.13
Modified Duration                      12.69          6.54          4.84           3.94          3.52          3.10          1.93
First Principal Payment Date        04/25/2032     09/25/2010    08/25/2009     10/25/2009    12/25/2009    09/25/2009    05/25/2008
Last Principal Payment Date         06/25/2036     12/25/2025    12/25/2019     05/25/2016    02/25/2014    08/25/2012    03/25/2010
Payment Windows (mos.)              309 to 359     50 to 233      37 to 161     39 to 118      41 to 91      38 to 73      22 to 44



Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               EXCESS SPREAD TABLE
                               -------------------


                Static LIBOR(1)    Fwd LIBOR(2)                       Static LIBOR(1)    Fwd LIBOR(2)
  Month             (bps)             (bps)            Month              (bps)             (bps)
-----------------------------------------------------------------------------------------------------
    1                289               289               41                413              408
    2                196               196               42                399              394
    3                198               197               43                398              393
    4                196               195               44                437              432
    5                198               197               45                396              392
    6                196               195               46                411              408
    7                196               195               47                398              395
    8                204               203               48                423              419
    9                196               195               49                405              394
    10               199               198               50                404              393
    11               196               196               51                420              409
    12               199               199               52                402              392
    13               196               196               53                418              409
    14               195               197               54                399              390
    15               200               202               55                398              388
    16               195               198               56                449              440
    17               201               204               57                396              386
    18               195               199               58                413              404
    19               195               200               59                395              385
    20               208               213               60                415              406
    21               195               202               61                396              386
    22               289               299               62                395              384
    23               283               294               63                411              401
    24               298               310               64                393              383
    25               286               290               65                409              399
    26               286               290               66                390              380
    27               297               301               67                389              379
    28               336               337               68                422              413
    29               348               349               69                386              376
    30               337               338               70                402              394
    31               336               338               71                384              375
    32               368               370               72                401              393
    33               335               338               73                383              368
    34               380               380               74                383              368
    35               375               375               75                399              386
    36               408               409               76                382              369
    37               395               388               77                399              386
    38               384               377
    39               399               392
    40               397               392


(1) Assumes 1-month LIBOR remains constant at 5.38500% and 6-month LIBOR remains constant at 5.55000% and run at the Pricing Speed to call. Assumes payments are received, if any, from the Supplemental Interest Trust.

(2) Assumes 1-month Forward LIBOR and 6-month Forward LIBOR instantaneously and run at the Pricing Speed to call. Assumes payments are received from the Supplemental Interest Trust.


Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

--------------------------------------------------------------------------------
  C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES,                  [C-BASS LOGO]
  SERIES 2006-CB6
  $678,959,000 (APPROXIMATE)
--------------------------------------------------------------------------------


                               BREAK-EVEN TABLES
                               -----------------


                        Static LIBOR(1)                 Fwd LIBOR(2)
-------------------------------------------------------------------------------
                                    COLLATERAL                   COLLATERAL
                    CDR BREAK(3)     LOSS(%)     CDR BREAK(3)     LOSS(%)
Class M1                30.0         21.28           30.0         21.28
Class M2                22.7         17.83           22.7         17.83
Class M3                20.2         16.47           20.2         16.47
Class M4                17.8         15.07           17.7         15.01
Class M5                15.6         13.69           15.6         13.69
Class M6                13.8         12.48           13.8         12.48
Class M7                12.1         11.28           12.0         11.20
------------------------------------------------------------------------------

(1) Assumes 1-month LIBOR remains constant at 5.38500% and 6-month LIBOR remains constant at 5.55000% and run at the pricing speed to maturity. Assumes principal and interest advancing, 40% severity rate with a 12 month lag and triggers are in effect at all times.

(2) Assumes 1-month Forward LIBOR and 6-month Forward LIBOR instantaneously and run at the pricing speed to maturity. Assumes principal and interest advancing, 40% severity rate with a 12 month lag and triggers are in effect at all times.

(3) CDR Break means when the certificates receive first principal dollar loss.



Banc of America Securities LLC
-------------------------------------------------------------------------------
The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-294-1322 or you e-mail a request to dg.prospectus_distribution@bofasecurities.com. The securities may not be suitable for all investors. Banc of America Securities LLC and its affiliates may acquire, hold or sell positions in these securities, or in related derivatives, and may have an investment or commercial banking relationship with the issuer. The information contained in these materials may be based on assumptions regarding market conditions and other matters as reflected herein. Banc of America Securities LLC (the "Underwriter") makes no representation regarding the reasonableness of such assumptions or the likelihood that any such assumptions will coincide with actual market conditions or events, and these materials should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of these materials, may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). Information in these materials is current as of the date appearing on the material only. Information in these materials regarding any securities discussed herein supersedes all prior information regarding such securities. These materials are not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.